                                                                 Exhibit 10.18


                              PARAMOUNT GROUP, INC.
                              ---------------------

                                  OFFICE LEASE
                                  ------------
                                  (California)


         THIS LEASE is made as of the 3rd day of July, 1996, between One Wilshire Arcade Imperial, Ltd., a California Limited Partnership, by Paramount Group, Inc., a Delaware corporation, its agent (hereinafter called "Landlord"), and Pac-West Telecomm, Inc., a California corporation (hereinafter called "Tenant").

                             SUMMARY OF LEASE TERMS
                             ----------------------

A.       Addresses:

     1.     Tenant's Premises and Notice Address:    624 South Grand Avenue,
                                                     Suite 1210, Los Angeles, CA
                                                     90017

             With copy to:                           Pac-West Telecomm, Inc.,
                                                     4210 Coronado Avenue,
                                                     Stockton, CA  95204

     2.     Landlord's Notice Address:               624 South Grand Avenue,
                                                     Suite 1207, Los Angeles,
                                                     CA  90017

             With copy to:                           Paramount Group, Inc.,
                                                     1633 Broadway, Suite 1801,
                                                     New York, NY  10019

     3.     Landlord's Address for Rent Payments:    One Wilshire Arcade
                                                     Imperial, Ltd., File
                                                     #53077, Los Angeles, CA
                                                     90074-3077

B.       Approximate Rentable Area of the Premises:

         5,000 rentable square feet. The parties agree that such figure is only a reasonable estimate of the area of the Premises. The figure in Items E, G, H and J and the other provisions of this Lease shall not be adjusted due to any difference between the actual area of the Premises and the estimated area shown above.

C.       Lease Term:   10 years, 0 months.

D.       1.       Estimated Commencement Date:  August 15, 1996.

         2.       Commencement Date:  The later of the following 2 dates:

                  (a)      August 15, 1996; or

                  (b) The date upon which Landlord tenders possession of the Premises to Tenant after completion of Landlord's demolition work and removal of asbestos-containing construction materials from the Premises pursuant to
                           Section 34.

E.       Schedule of Monthly Base Rents:

         The following schedule of monthly Base Rents shall apply during the term of the Lease, subject to adjustments pursuant to the Rent Escalation Rider to the Lease regarding increases in the Consumer Price index:

                                                       Monthly     Monthly
                        Period                        Base Rent    Base Credit
                        ------                        ---------    -----------
         From August 15, 1996 to October 14, 1996     $12,500.00   $12,500.00
         From October 15, 1996 to August 14, 2006     $12,500.00      None

         The Base Rent for the period from October 15, 1996, to November 14, 1996, shall be prepaid by Tenant upon execution of this Lease. If the actual Commencement Date is before or after the Estimated Commencement Date, then all dates set forth above shall be correspondingly accelerated or delayed, as the case may be. Base Rent for any partial calendar month shall be equitably prorated as calculated by Landlord in its reasonable discretion. In the event of a default by Tenant under this Lease which is not cured within the applicable cure period set forth in Section 13.2, Tenant shall be obligated to pay to Landlord, without any further notice from Landlord, a sum equal to all rent credits previously credited to Tenant pursuant to the above schedule, and no further rent credits shall be applicable for the balance of the Lease term.

F.       Base Years for Expenses:  Real Estate Taxes- - 1996-1997; Operating and
                                   Utility Costs- - 1996.

G.       Tenant's "Percentage Share" of Real Estate Taxes, Operating and Utility
         Costs:                    0.8781%.

H.       Security Deposit:         $12,500.00

I.       Permitted Use:            Telecommunications business.

J.       Maximum Tenant Improvement Allowance:   None.  Tenant to take space "as
                                                 is" as described in Section 34.

K.       Tenant's Parking allotment: 5 parking spaces.

L.       Landlord's Brokers:         None.

M.       Riders:

         The following exhibits, riders and addenda are attached to and are part of this Lease:

                  Exhibit A - Floor Plan of Premises
                  Exhibit B - Rules and Regulations
                  Parking Space Rider
                  Rent Escalation Rider
                  Telecommunications Conduit Rider
                  Emergency Generator Rider
                  Extension Option Rider

N.       Guaranty:     Not applicable.

                                    AGREEMENT
                                    ---------

         1. PREMISES. Landlord hereby leases the Premises to Tenant and Tenant hereby hires and takes the Premises from Landlord. The Premises are located at the address set forth in Section A(l) on page 1 and are more particularly shown on Exhibit "A" attached hereto and incorporated herein by this reference. The office building in which the Premises are located is referred to herein as the "Building."

         2. TERM.

         2.1 The term of this Lease shall commence on the "Commencement Date" indicated in Section D on Page 1 and shall extend for the period set forth in Section C on Page 1. In the event that Landlord, for any reason, cannot tender possession of the Premises to Tenant on or before the "Estimated Commencement Date" indicated in Section D on Page 1, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant in any way as a result of such failure to tender possession. In the event that Landlord cannot tender possession of the Premises to Tenant for any reason other than the acts or omissions of Tenant, Tenant's obligation to pay rent hereunder shall be deferred by a period of time equal to the delay in Landlord's delivery of possession not caused by Tenant. If such inability to tender possession of the Premises for reasons other than the acts or omissions of Tenant continues for a period in excess of 90 days after the Estimated Commencement Date, Tenant shall have the right, exercisable by notice to Landlord, to terminate this Lease, but the suspension of rent obligations and the right of termination pursuant to this
Section 2.1 shall be Tenant's sole remedies in the circumstances herein described.

         2.2 In the event that Tenant is allowed to enter into possession of the Premises prior to the Commencement Date, such possession shall be deemed to be pursuant to, and shall be governed by, the terms, covenants and conditions of this Lease, including without limitation the covenant to pay rent, as though the Commencement Date occurred upon the date of taking of possession by Tenant.

         2.3 In the event that the Commencement Date falls on other than the first day of a month, rent for any initial partial month of the term hereof shall be appropriately prorated; and if the date of commencement of Tenant's rent obligations is delayed, pursuant to Section 2.1, the end of the term hereof shall be correspondingly delayed. At the request of either party hereto, both parties shall execute a memorandum confirming the date of commencement of Tenant's rent obligations.

         3. RENT. Beginning on the Commencement Date (subject to adjustment pursuant to Section 2.1 above), the base rent ("Base Rent") for the Premises shall be in accordance with the Schedule of Monthly Base Rents set forth in Section E on Page 2. Each installment of Base Rent shall be payable in advance on the first day of each and every month throughout the term of this Lease. Tenant agrees to pay all rent, without offset, demand or deduction of any kind, to Landlord by mail to the address set forth in Section A(3) on page 1 or in such manner, to such other person or at such other place as Landlord may from time to time designate. Tenant agrees that no payment made to Landlord by check or other instrument shall contain a restrictive endorsement of any kind; and if any such instrument should contain a restrictive endorsement in violation of the foregoing, that endorsement shall have no legal effect whatever, notwithstanding that such item is processed for payment.

         4. RENT ESCALATION.

         4.1 Tenant shall pay, as monthly rent hereunder, in addition to the Base Rent, the sums provided in this Section 4. Tenant shall be advised of any change, from time to time, in rent escalation payments required hereunder by written notice from Landlord, which shall include information in such detail as Landlord may reasonably determine to be necessary in support of such change. Tenant shall have 30 days after the receipt of any such notice to protest the change indicated therein, and Tenant's failure to make such protest in a written notice to Landlord within such 30-day period shall be conclusively deemed to be Tenant's agreement to such charges. Notwithstanding any such protest all rent escalation payments falling due after service of such notice shall be made in accordance with such notice until the protest has been resolved, whereupon any necessary adjustment shall be made between Landlord and Tenant. Any audit arising out of such a protest by Tenant shall be done, at Tenant's expense, in accordance with generally accepted auditing and management standards by a major public accounting firm selected by Tenant and approved by Landlord in its reasonable discretion. Such audit shall be performed at the offices of Paramount Group, Inc. in New York City or at such other location in the United States as Landlord may select from time to time for the maintenance of its accounting records for the Building.

         4.2 Following the first December 31 during the term of the Lease, Tenant shall pay Landlord in a single lump sum upon billing therefor, Tenant's Percentage Share (as defined in Section G on Page 2 of the Lease) of each of the following amounts: (1) the amount (if any) by which Real Estate Taxes for the then current tax fiscal year exceed the Real

Estate Taxes for the Base Year for Real Estate Taxes set forth in Section F on Page 2; (2) the amount (if any) by which Operating Costs for the just completed calendar year exceed the Operating Costs for the Base Year for Operating Costs set forth in Section F on Page 2; and (3) the amount (if any) by which Utility Costs for the just completed calendar year exceed the Utility Costs for the Base Year for Utility Costs set forth in Section F on Page 2. At the same time Tenant shall also pay to Landlord one-twelfth of Tenant's Percentage Share of such amounts for each month that has commenced since December 31, as estimated payments towards Tenant's share of the Real Estate Taxes, Operating Costs, and Utility Costs for the following year. Following each succeeding December 31, Landlord again shall determine in the same fashion the increase or decrease (if any) in annual Real Estate Taxes, Operating Costs, and Utility Costs over or under those for the previous year. If there is an increase in one or more of the three categories, Tenant shall pay to Landlord in a single lump sum upon billing Tenant's Percentage Share of the increase plus one-twelfth of Tenant's Percentage Share of such increase for each month that has then commenced in the new calendar year. If there is a decrease in one or more of the three categories, Landlord shall refund to Tenant or, at Landlord's option, credit against the next rent falling due under the Lease the amount of the overpayment made by Tenant during the preceding calendar year, provided that the amount of such refund or credit shall in no event exceed the total payments previously made by Tenant for such calendar year toward Tenant's Percentage Share of excess charges for the category in question. Thereafter, with each month's Base Rent until the next adjustment hereunder, Tenant shall pay one-twelfth of Tenant's Percentage Share of each of the following amounts: (I) the excess (if any) of annual Real Estate Taxes (based on the then-current fiscal year) over the Base Year Real Estate Taxes; (II) the excess (if any) of annual Operating Costs (based on the preceding calendar year) over the Base Year Operating Costs; and
(III) the excess (if any) of annual Utility Costs (based on the preceding calendar year) over Base Year Utility Costs. The Real Estate Taxes for any partial fiscal year at the end of the Lease term and the Operating Costs and Utility Costs for any partial calendar year at the end of the Lease term shall be appropriately prorated.

         For purposes hereof, "Real Estate Taxes" shall include any form of assessment, license fee, license tax, business license fee, commercial rental tax, levy, penalty, chare, tax or similar imposition (other than net income, inheritance or estate taxes), imposed by any authority having the direct or indirect power to tax, including any city, county, state or federal government, or any school, agricultural, lighting, drainage, flood control or other special district thereof, as against any legal or equitable interest of Landlord in the Premises or in the real property of which the Premises and the Building are a part, including, but not limited to, the following:

                  (i) Any tax on Landlord's "right" to rent or "right" to other income from the Premises or as against Landlord's business of leasing the Premises;

                  (ii) Any assessment, tax, fee, levy or charge in substitution, partially or totally, of any assessment, tax, fee, levy or charge previously included within the definition of Real Estate Taxes, it being acknowledged by Tenant and Landlord that Proposition 13 was adopted by the voters of the State of California in the June, 1978 Election and that assessments, taxes, fees, levies and charges may be imposed by governmental agencies for such services as fire protection, street, sidewalk and road maintenance, refuse removal and for other governmental services formerly provided without charge to property owners or occupants. It is the intention of Tenant and Landlord that all such new and increased assessments, taxes, fees, levies and charges be included within the definition of "Real Property Taxes" for the purpose of this Lease;

                  (iii) Any assessment, tax, fee, levy or charge allocable to or measured by the area of the Premises or the rent payable hereunder, including, without limitation, any gross income tax or excise tax levied by the State, City or Federal government, or any political subdivision thereof, with respect to the receipt of such rent, or upon or with respect to the possession, leasing, operating, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises, or any portion thereof;

                  (iv) Any assessment, tax, fee, levy or charge upon this transaction or any document to which Tenant is a party, creating or transferring an interest or an estate in the Premises;

                  (v) Any assessment, tax, fee, levy or charge by any governmental agency related to any transportation plan, fund or system instituted within the geographic area of which the Building is a part; or

                  (vi) Reasonable legal and other professional fees, costs and disbursements incurred in connection with proceedings to contest, determine or reduce real property taxes.

         The definition of "Real Estate Taxes," including any additional tax the nature of which was previously included within the definition of "Real Estate Taxes," shall include any increases in such taxes, levies, charges or assessments occasioned by increases in tax rates or increases in assessed valuations, whether occurring by sale or otherwise.

         As used in this Lease, the term "Operating Costs" shall mean all costs and expenses of management, operation, maintenance, overhaul, improvement or repair of the Building, the common areas and the site, as determined by standard accounting practices, including the following costs by way of illustration but not limitation:

                  (a) Any and all assessments imposed with respect to the Building, common areas, and/or the site on which the Building is located, pursuant to any covenants, conditions and restrictions affecting the site, common areas or Building;

                  (b) Any costs, levies or assessments resulting from statutes or regulations promulgated by any governmental authority in connection with the use or occupancy of the Building or the Premises;

                  (c) Costs of all insurance obtained by Landlord;

                  (d) Wages, salaries and other labor costs (including but not limited to social security taxes, unemployment taxes, other payroll taxes and governmental charges and the costs, if any, of providing disability, hospitalization, medical welfare, pension, retirement or other employee benefits, whether or not imposed by law) of employees, independent contractors and other persons engaged in the management, operation, maintenance, overhaul, improvement or repair of the Building;

                  (e) Building management office and storage rental;

                  (f) Management and administrative fees (which Tenant acknowledges are presently 6 of accrued gross revenues of the Building and which may be adjusted from time to time);

                  (g) Supplies, materials, equipment and tools;

                  (h) Costs of, and appropriate reserves for, repair, painting, resurfacing, and maintenance of the Building, the common areas, the site and the parking facilities, and their respective fixtures and equipment systems, including but not limited to the elevators, the structural portions of the Building, and the plumbing, heating, ventilation, air-conditioning, telephone cable riser, and electrical systems installed or furnished by Landlord;

                  (i) Depreciation on a straight-line basis and rental of personal property used in maintenance;

                  (j) Amortization on a straight-line basis over the useful life (together with interest at the interest rate defined in Subsection 33.9 of this Lease on the unamortized balance) of all costs of a capital nature (including, without limitation, capital improvements, capital replacements, capital repairs, capital equipment and capital tools):

                           (1) reasonably intended to produce a reduction in
Operating Costs, Utility Costs or energy consumption; or

                           (2) required under any governmental or
quasi-governmental law, rule, order, ordinance or regulation that was not applicable to the Building at the time it was originally constructed; or

                           (3) for repair or replacement of any Building
equipment needed to operate the Building at the same quality levels as prior to the replacement;

                  (k) Costs and expenses of gardening and landscaping;

                  (l) Maintenance of signs (other than signs of tenants of the Building);

                  (m) Personal property taxes levied on or attributable to personal property used in connection with the Building, the common areas, or the site;

                  (n) Costs of all service contracts pertaining to the Premises, the Building or the site;

                  (o) Reasonable accounting, audit, verification, legal and other consulting fees;

                  (p) Costs and expenses of lighting, janitorial service, cleaning, refuse removal, security and similar items, including appropriate reserves;

                  (q) Any costs incurred with respect to a transportation systems manager, rider share coordinator or any private transportation system established for the benefit of tenants in the Building, whether or not imposed by any governmental authority;

                  (r) If the Building has a helipad, its costs to the extent not covered by user fees; and

                  (s) Fees imposed by any federal, state or local government for fire and police protection, trash removal or other similar services which do not constitute Real Estate Taxes.

         The following shall be excluded from Operating Costs: federal and state income taxes imposed on Landlord's net income; any and all costs or expenses to procure tenants for the Building, including but not limited to brokerage commissions, legal fees, and costs of remodeling suites; mortgage or debt service; and depreciation, except that amortization of improvements of the type specified in Subsection (j) above shall in no event be considered
"depreciation."

         For purposes hereof, "Utility Costs" shall include all charges, surcharges and other costs of all utilities paid for by Landlord in connection with the Premises and/or Building, including without limitation costs of heating, ventilation and air conditioning for the Premises and/or Building, costs of furnishing gas, electricity and other fuels or power sources to the Premises and/or Building, and costs of furnishing water and sewer services to the Premises and/or Building.

         The term "Building" as used in this Section 4.2 shall be deemed to include not only the Building but also any parking facility owned, leased or operated by Landlord in order to meet the parking requirements of the Building.

         If the average occupancy of the rentable area of the Building during the Tenant's Base Year for Operating and Utility Costs as set forth in Section F on page 2 or during any other calendar year of the Lease term is less than 90% of the total rentable area of the Building, the Operating Costs and Utility Costs shall be adjusted by Landlord for such calendar year, prior to the pass-through of Operating Costs and Utility Costs to Tenant pursuant to this
Section 4.2, to reflect what they would have been had 90% of the rentable area been occupied during that year. In making such calculation, the Landlord's reasonable opinion of what portion, if any, of each cost was affected by changes in occupancy shall be binding upon the parties.

         5. TAX ON TENANT'S PROPERTY; OTHER TAXES.

         5.1 Tenant shall be liable for, and shall pay at least 10 days before delinquency, and Tenant hereby indemnifies and holds Landlord harmless from and against any liability in connection with, all taxes levied directly or indirectly against any personal property, fixtures, machinery, equipment, apparatus, systems and appurtenances placed by Tenant in or about, or utilized by Tenant in, upon or in connection with, the Premises ("Equipment Taxes"). If any Equipment Taxes are levied against Landlord or Landlord's property or if the assessed value of Landlord's property is increased by the inclusion therein of a value placed upon such personal property, fixtures, machinery, equipment, apparatus, systems or appurtenances of Tenant, and if Landlord, after written notice to Tenant, pays the Equipment Taxes or taxes based upon such an increased assessment (which Landlord shall have the right to do regardless of the validity of such levy, but only under proper protest if requested by Tenant prior to such payment and if payment under protest is permissible), Tenant shall pay to Landlord upon demand, as additional rent hereunder, the taxes so levied against Landlord or the proportion of such taxes resulting from such increase in the assessment; provided, however, that in any such event Tenant shall have the right, in the name of Landlord and with Landlord's full cooperation, but at no cost to Landlord, to bring suit in any court of competent jurisdiction to recover the amount of any such tax so paid under protest, and any amount so recovered shall belong to Tenant.

         5.2 If the tenant improvements in the Premises, whether installed and/or paid for by Landlord or Tenant and whether or not affixed to the real property so as to become a part thereof, are assessed for real property tax purposes at a valuation higher than the valuation at which tenant improvements conforming to Landlord's building standards in other space in the Building are assessed, then the real property taxes and assessments levied against Landlord or Landlord's property by reason of such excess assessed valuation shall be deemed to be Equipment Taxes and shall be governed by the provisions of Section
5.1. Any such amounts, and any similar amounts attributable to excess improvements by other tenants of the Building and recovered by Landlord from such other tenants under comparable lease provisions, shall not be included in Real Estate Taxes for purposes of rent escalation under Section 4 of this Lease.

         5.3 Tenant shall pay, as additional rent hereunder, upon demand and in such manner and at such times as Landlord shall direct from time to time by written notice to Tenant, any excise, sales, privilege or other tax, assessment or other charge (other than income or franchise taxes) imposed, assessed or levied by any governmental or quasi-governmental authority or agency upon Landlord on account of this Lease, the rent or other payments made by Tenant hereunder, any other benefit received by Landlord hereunder, Landlord's business as a lessor hereunder, or otherwise in respect of or as a result of the agreement or relationship of Landlord and Tenant hereunder.

         6. SECURITY DEPOSIT. A deposit (the "Security Deposit") in the amount set forth in Section H on page 2 shall be paid by Tenant upon execution of this Lease and shall be held by Landlord without liability for interest and as security for the performance by Tenant of Tenant's covenants and obligations under this Lease, it being expressly understood that the Security Deposit shall not be considered an advance payment of rent or a measure of Landlord's damages in case of default by Tenant. Upon the occurrence of any breach or default under this Lease by Tenant, Landlord may, from time to time, without prejudice to any other remedy, use the Security Deposit or any portion thereof to the extent necessary to make good any arrearages of rent or any other damage, injury, expense, or liability caused to Landlord by such breach or default. Following any application of the Security Deposit, Tenant shall pay to Landlord on demand an amount to restore the Security Deposit to its original amount. In the event of bankruptcy or other debtor relief proceedings by or against Tenant, the Security Deposit shall be deemed to be applied first to the payment of rent and other charges due Landlord, in the order that such rent or charges became due and owing, for all periods prior to filing of such proceedings. Landlord shall not be required to keep the Security Deposit separate from its general funds. Upon termination of this Lease any remaining balance of the Security Deposit shall be returned by Landlord to Tenant within 14 days after termination of Tenant's tenancy.

         7. LATE PAYMENTS. All covenants and agreements to be performed by Tenant under any of the terms of this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any abatement of rent. Tenant acknowledges that the late payment by Tenant to Landlord of any sums due under this Lease will cause Landlord to incur costs not contemplated by this Lease, the exact amount of such cost being extremely difficult and impractical to fix. Such costs include, without limitation, processing and accounting charges, and late charges that may be imposed on Landlord by the terms of any note or other obligation secured by any encumbrance covering the Premises or the Building of which the Premises are a part. Therefore, if any monthly installment of rent is not received by Landlord by the date when due or within five days thereafter, or if Tenant fails to pay any other sum of money when due hereunder or within five days thereafter, Tenant shall pay to Landlord, as additional rent, the sum of ten percent (10%) of the overdue amount as a late charge. Landlord's acceptance of any late charge, or interest pursuant to Section 33.9, shall not be deemed to be liquidated damages, nor constitute a waiver of Tenant's default with respect to the overdue amount, nor prevent Landlord from exercising any of the other rights and remedies available to Landlord under this Lease or any law now or hereafter in effect. Further, in the event such late charge is imposed by Landlord for 2 consecutive months for whatever reason, Landlord shall have the option to require that, beginning with the first payment of rent due following the imposition of the second consecutive late charge, rent shall no longer be paid in monthly installments but shall be payable 3 months in advance.

         8. USE OF PREMISES. Tenant, and any permitted subtenant or assignee, shall use the Premises only for the use described in Section 1 on page 2. Any other use of the Premises is absolutely prohibited. Tenant shall not use or occupy the Premises in violation of any recorded covenants, conditions and restrictions affecting the land on which the Building is located nor of any law, ordinance, rule and regulation. Tenant shall not do or permit to be done anything which will invalidate or increase the cost of any fire, extended coverage or any other insurance policy covering the Building or property located therein and shall comply with all rules, orders, regulations and requirements of any applicable fire rating bureau or other organization performing a similar function. Tenant shall promptly upon demand reimburse Landlord as additional rent for any additional premium charged for any insurance policy by reason of Tenant's failure to comply with the provisions of this Section 8. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building, or injure or annoy them, or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises. Tenant shall not commit or suffer to be committed any waste in or upon the Premises and shall keep the Premises in first class repair and appearance. Tenant shall not place a load upon the Premises exceeding the average pounds of live load per square foot of floor area specified for the Building by Landlord's architect, with any partitions to be considered a part of the live load. Landlord reserves the right to be prescribe the weight and position of all safes, files and heavy equipment which Tenant desires to place in the Premises so as to distribute properly the weight thereof. Tenant's business machines and mechanical equipment which cause vibration or noise that may be transmitted to the Building structure or to any other space in the Building shall be so installed, maintained and used by Tenant as to eliminate such vibration or noise. Tenant shall be responsible for the cost of all structural engineering required to determine structural load. In any event, unless specifically authorized herein, Tenant shall not prepare or serve, or authorize the preparation or service of, food or beverages in the Premises, except only the occasional preparation of coffee, tea, hot chocolate and other such common refreshments for Tenant and its employees. Tenant shall not conduct any auction in or about the Premises or the Building without Landlord's prior written consent.

         9. BUILDING SERVICES.

         9.1 Throughout the term of this Lease, subject to shortage and accidents beyond Landlord's reasonable control, and subject to reimbursement pursuant to Section 4.2, Landlord shall repair and maintain all structural elements of the Building and common areas (including, without limitation, the structural walls, doors, floors, ceilings, roof, elevators, stairwells, lobby, heating system, air conditioning system, telephone cable riser for Building-standard service from the Building's main terminal to the terminal box on the same floor as the Premises [but excluding Tenant's telephone equipment and the cable and wiring from such equipment to the terminal box], plumbing and electrical wiring) and maintain the exterior of the Premises, including grounds, walks, drives and loading area, if any. Tenant shall reimburse Landlord upon demand, as additional rent hereunder, for the cost of any repairs or extraordinary maintenance necessitated by acts of Tenant or Tenant's employees, contractors, agents, licensees or invitees.

         9.2 Provided that Tenant is not in default hereunder, subject to shortages and accidents beyond Landlord's reasonable control, Landlord shall furnish building standard heating and air conditioning service Monday through Friday from 8:00 A.M. to 6:00 P.M., and Saturday from 8:00 A.M. to 1:00 P.M., except for holidays. No heating or air conditioning will be furnished by Landlord on Sundays, holidays or during hours other then as set forth above, except upon prior arrangement with Tenant and at an extra charge as may be agreed to between Landlord and Tenant. For purposes of this Section 9.2, "holidays" shall mean and refer to the holidays of Christmas, New Year's Day, President's Day, Memorial Day, the Fourth of July, Labor Day, Thanksgiving and the day after Thanksgiving, as those holidays are defined, recognized or established by governmental authorities or agencies from time to time and such other days the New York Stock Exchange is closed. Tenant shall install, at its expense, such additional air conditioning equipment as may be reasonably determined by Landlord to be necessary in order to maintain building air conditioning standards resulting from Tenant's installation and operation of computer equipment or other special equipment or facilities placing a greater burden on the air conditioning system that would general office use. Landlord shall furnish electric current to the Premises in amounts reasonably sufficient for normal business use, including operation of building standard lighting and operation of typewriters and standard fractional horsepower office machinery. Tenant agrees that, at all times during the term of this Lease, Tenant's use of electric current shall never exceed the capacity of the feeders to the Building or the risers or wiring installation in the Building. Tenant shall not install or use or permit the installation or use upon or about the Premises of any computer or electronic data processing or other equipment using current in excess of 110 volts or requiring power in excess of 500 watts, without the express prior written consent of Landlord. Tenant shall pay monthly upon billing as additional rent under this Lease such sums as Landlord's building engineer may reasonably determine to be necessary in order to reimburse Landlord for the additional cost of utilities (including, without limitation, electricity, gas and other fuels or power sources, and water, and Landlord's reasonable costs of administration) attributable to the operation of additional air conditioning equipment and any other requirements in excess of those for normal office use by reason of the operation of computer equipment or other special equipment of facilities, or attributable to Tenant's conducting business beyond the business hours described in the first sentence of this Section 9.2. Moreover, at Landlord's election, Landlord may separately meter at Tenant's expense the electrical usage of some or all of Tenant's equipment, facilities or Premises. In such event Tenant shall pay the charges for all such separately metered electrical usage with 10 days after receipt of a billing therefor. Any such amounts billed directly to Tenant shall not be included in the Building's "Utility Costs" for purposes of Section 4 above. Any extra maintenance charges or service calls attributable to the actions of Tenant (e.g., continual adjustments of the thermostats or the failure to keep window coverings closed as necessary) shall be payable by Tenant to Landlord upon demand, as additional rent hereunder.

         9.3 Landlord shall furnish unheated water from mains for drinking, lavatory and toilet purposes drawn through fixtures installed by Landlord, or by Tenant with Landlord's express prior written consent, and heated water for lavatory purposes from regular building supply in such quantities as required in Landlord's judgment for the comfortable and normal use of the Premises. Tenant shall pay Landlord for additional water which is furnished for any other purpose. The amount that Tenant shall pay Landlord for such additional water shall be the average price per gallon charged to the Landlord for the Building by the entity providing water, increased by 25% to cover Landlord's administrative expense.

         9.4 Landlord shall furnish janitor service (including washing of windows with reasonable frequency as determined by Landlord) in and about the Premises, to the extent necessitated by normal office use of the Premises, Monday through Friday, holidays excepted. Landlord shall have no obligation to furnish janitor service for any portion of the Premises which is occupied after 7:00 p.m., is locked or may be used (to the extent permitted under this Lease) for the preparation, dispensing or consumption of food or beverages or for any purpose other than general office use, and Tenant shall keep all such portions of the Premises in a clean and orderly condition at Tenant's sole cost and expense. In the event that Tenant shall fail to keep such portions of the Premises in a clean and orderly condition, Landlord may do so and any costs incurred by Landlord in connection therewith shall be payable by Tenant to Landlord upon demand, as additional rent hereunder. Tenant shall also pay to Landlord, as additional rent hereunder, amounts equal to any increase in cost of janitor service in and about the Premises if such increase in costs is due to
(a) use of the Premises by Tenant during hours other than normal business hours, or (b) location in or about the Premises of any fixtures, improvements, materials or finish items (including without limitation wall coverings and floor coverings) other than those which are of the standard type adopted by Landlord for the Building. Only those persons who have been approved by Landlord may perform janitorial services.

         9.5 Landlord shall furnish passenger and freight elevator service in common with Landlord and other tenants Monday through Friday from 8:00 A.M. to 6:00 P.M. and Saturday from 8:00 A.M. to 1:00 P.M. Landlord shall provide limited passenger elevator service daily at all times such normal passenger service is not furnished.

         9.6 Landlord does not warrant that any service will be free from interruptions caused by repairs, renewals, improvements, changes of service, alterations, strikes, lockouts, labor controversies, accidents, inability to obtain fuel, steam, water or supplies or other cause, provided the cause is beyond the reasonable control of Landlord. Landlord agrees to give Tenant notice of any extended interruptions of which Landlord has prior knowledge. No interruption of service shall be deemed an eviction or disturbance of Tenant's use and possession of the Premises or any part thereof, nor relieve Tenant from performance of Tenant's obligations under this Lease. Landlord shall not be liable for any failure to make such repairs or furnish such services unless the failure shall be reasonably curable by Landlord and nonetheless shall persist for an unreasonable time after written notice from Tenant of the need for such repairs or the failure to furnish such service. There shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising form the making of any repairs, alterations or improvements, or provision of any service in or to any portion of the Building, including the Premises, or in or to the fixtures, appurtenances and equipment therein; provided that in making such repairs, alterations or improvements or providing such service Landlord shall interfere as little as reasonably practicable with the conduct of Tenant's business in the Premises, without, however, being obligated to incur liability for overtime or other premium payment to its agents, employees or contractors in connection therewith. If Tenant's beneficial use of all or a substantial portion of the Premises is prevented for a period in excess of 3 consecutive business days (excluding Saturdays, Sundays, and holidays), the Base Rent shall be equitably abated commencing with the fourth business day and continuing until such use is no longer prevented. Such abatement, to the extent provided above, shall be Tenant's sole remedy. Except as provided above, Tenant shall not be entitled to any abatement or reduction of rent or other remedy by reason of Landlord's failure to furnish any of the services or Building systems called for by this Lease when such failure is caused by accident, breakage, repairs, strikes, lockouts or other labor disturbances or labor disputes of any character, or any other cause. As a material inducement to Landlord's entry into this Lease, Tenant waives and releases any rights it may have to make repairs at Landlord's expense under Sections 1941 and 1942 of the California Civil Code.

         10. CONDITION OF PREMISES. By occupying the Premises, Tenant shall be deemed to accept the same and acknowledge that they comply fully with Landlord's covenants and obligations hereunder, subject to completion of any items which it is Landlord's responsibility hereunder to furnish and which are listed by Landlord and Tenant upon inspection of the Premises. Tenant acknowledges that neither Landlord nor any agent, employee or representative of Landlord has made any representation or warranty with respect to any matter, including but not limited to any matter regarding the Building or Premises, the applicable zoning or the effect of other applicable laws, or the suitability or fitness of the Building or Premises for the conduct of Tenant's business or any other purpose. Tenant is relying solely on its own investigations with respect to all such matters. During the term of this Lease, Tenant shall maintain the Premises in as good condition as when Tenant took possession, ordinary wear and tear and repairs which are specifically made the responsibility of Landlord hereunder excepted, and shall repair all damage or injury to the Building or to fixtures, appurtenances and equipment of the Building caused by Tenant's installation or removal of its property or resulting from the negligence or tortuous conduct of Tenant, its employees, contractors, agents, licensees and invitees. In the event of failure by Tenant to perform its covenants of maintenance and repair hereunder, Landlord may perform such maintenance and repair, and any amounts expended by Landlord in connection therewith shall be payable by Tenant to Landlord upon demand, as additional rent hereunder.

         11. DAMAGE TO PREMISES OR BUILDING.

                  11.1 In the event that the Building should be totally destroyed by fire or other casualty, this Lease shall terminate. In the event the Premises or a substantial portion of the Building should be so damaged or destroyed that rebuilding or repairs cannot, in Landlord's opinion, be completed with 180 days after the date of such damage or Landlord will not receive insurance proceeds sufficient to cover the costs of such repairs, reconstruction and restoration (including proceeds from Tenant and/or Tenant's insurance which Tenant is required to deliver to Landlord pursuant to Subsection 11.2 below), Landlord may at its option terminate this Lease upon notice to Tenant, or Landlord may proceed to restore the Building. In the event that such rebuilding or repairs can, in Landlord's opinion, be completed within 180 days after the date of such damage and Landlord will receive insurance proceeds sufficient to cover the costs of such repairs, reconstruction and restoration (including proceeds from Tenant and/or Tenant's insurance which Tenant is required to deliver to Landlord pursuant to Subsection 11.2 below), Landlord shall restore the Building. In the event that Landlord is obligated or elects to restore the Building, Landlord shall commence to rebuild or repair the Building reasonably promptly after such damage or destruction and shall proceed with reasonable diligence to restore it to substantially the condition in which it was immediately prior to the casualty, except that Landlord shall not be required to rebuild, repair or replace any part of the partitions, fixtures, alterations, decorations or other improvements which may have been constructed by or specifically for Tenant (except the improvements built by Landlord pursuant to the Landlord's Improvement Construction Rider, which Landlord shall restore), or by or for other tenants within the Building. In such event this Lease shall remain in full force and effect, provided that if Tenant is dispossessed by reason of such casualty from all or a substantial portion of the Premises for more than 3 consecutive business days, Tenant shall be entitled to a ratable abatement of the Base Rent during the time and to the extent the Premises are unfit for occupancy, commencing with the fourth business day; and provided further that Tenant shall have the right to terminate this Lease upon notice served upon Landlord prior to actual completion of any necessary restoration of the Premises if such restoration is not substantially completed within 360 days after the casualty. Such abatement or termination, to the extent provided above, shall be Tenant's sole remedy. Notwithstanding the foregoing to the contrary, if the damage is due to the negligence or willful misconduct of Tenant or any of Tenant's agents, employees or invitees, there shall be no abatement of rent. Except for abatement of rent as provided hereinabove, Tenant shall not be entitled to any compensation or damages for loss of, or interference with, Tenant's business or use or access of all or any part of the Premises resulting from any such damage, repair, reconstruction or restoration.

         11.2 In the event of any damage or destruction of all or any part of the Premises, Tenant shall immediately: (a) notify Landlord thereof; and (b) deliver to Landlord all insurance proceeds received by Tenant with respect to the Leasehold Improvements and Tenant changes in the Premises to the extent such items are not covered by Landlord's casualty insurance (excluding proceeds for Tenant's furniture and other personal property), whether or not this Lease is terminated as permitted in this Section 11, and Tenant hereby assigns to Landlord all rights to receive such insurance proceeds. If, for any reason (including Tenant's failure to obtain insurance for the full replacement cost of any Tenant changes which Tenant is required to insure pursuant to this Lease), Tenant fails to receive insurance proceeds covering the full replacement cost of such Tenant changes which are damaged, Tenant shall be deemed to have self-insured the replacement cost of such tenant changes, and upon any damage or destruction thereof, Tenant shall immediately pay to Landlord the full replacement cost of such items, less any insurance proceeds actually received by Landlord form Landlord's or Tenant's insurance with respect to such items.

         11.3 In the event any holder of a mortgage or deed of trust on the Building should require that the insurance proceeds payable upon damage or destruction to the Building by Fire or other casualty be used to retire the debt secured by such mortgage or deed of trust, or in the event any lessor under any underlying or ground lease should require that such proceeds be paid to such lessor, Landlord shall in no event have any obligation to rebuild, and at Landlord's election this Lease shall terminate.

         11.4 With the exception of insurance required to be carried by Tenant under Section 28 of this Lease, and except as provided in Section 11.2, any insurance which may be carried by Landlord or Tenant against loss or damage to the Building or to the Premises shall be for the sole benefit of the party carrying such insurance and under its sole control. Landlord shall not be required to carry insurance of any kind on Tenant's property and, except by reason of the breach by Landlord of any of its obligations hereunder, shall not be obligated to repair any damage thereto or to replace the same.

         11.5 In addition to its termination rights in Subsection 11.1 above, Landlord shall have the right to terminate this Lease if any damage to the Building or premises occurs during the last 12 months of the Term of this Lease and Landlord estimates that the repair, reconstruction or restoration of such damage cannot be completed within the earlier of (a) the scheduled expiration date of the Lease Term, or (b) 60 days after the date of such casualty.

         11.6 Tenant, as a material inducement to Landlord's entering in to this Lease, irrevocably waives and releases its rights under the provisions of Sections 1932(2) and 1933(4) of the California Civil Code (and to any successor statutes permitting Tenant to terminate this Lease as a result of any damage or destruction), it being the intention of the parties hereto that the express terms of this Lease shall control under any circumstances in which those provisions might otherwise apply.

         12. EMINENT DOMAIN.

         12.1 In the event that the whole of the Premises, or so much thereof as to render the balance unusable to Tenant for the purposes leased hereunder, as reasonably determined by Landlord, shall be lawfully condemned or taken in any manner for any public or quasi-public use, or conveyed by Landlord in lieu thereof (a "Taking"), this Lease and the term hereby granted shall forthwith cease and terminate on the date of the taking of possession by the condemning authority (the "Date of Taking").

         12.2 In the event of a Taking of a portion of the Premises which does not result in the termination of this Lease pursuant to Section 12.1, above, the Base Rent shall be abated in proportion to the part of the Premises so taken.

         12.3 In the event that there is a Taking of a portion of the Building other than the Premises, and if, in the opinion of Landlord, the Taking is so substantial as to render the remainder of the Building uneconomic to maintain despite reasonable reconstruction or remodeling, or if it would be necessary to alter the Building or Premises materially, Landlord may terminate this Lease by notifying Tenant of such termination within 60 days following the Date of taking, and this Lease shall end on the date specified in the notice of termination, which shall not be less than 60 days after the giving of such notice.

         12.4 No temporary Taking of the Building or Premises and/or Tenant's rights therein or under this Lease shall terminate this Lease or give Tenant any right to abatement of rent hereunder. Tenant shall be entitled to receive such portion or portions of any award made for the temporary use with respect to the period of the taking which is within the term of this Lease, provided that, if such taking shall remain in force at the expiration or earlier termination of this Lease, then Tenant shall pay to Landlord a sum equal to the reasonable costs of performing Tenant's obligations under Section 15 with respect to Tenant's surrender of the Premises and, upon such payment, shall be excused from such obligations. For purpose of this Section 12.4, a temporary taking shall be defined as a taking for a period of 270 days or less.

         12.5 Except for the award in the event of a temporary Taking as contemplated in Section 12.4, above, Tenant hereby releases and shall have no interest in, or right to participate with respect to the determination of, any compensation for any Taking, except only that Tenant shall be entitled to the portion of any award specifically designated by the condemning authority to be for any personal property of Tenant included in any such taking or for any relocation expenses or business interruption loss incurred by Tenant.

         13. DEFAULT.

         13.1 The following events shall be deemed to be events of default by Tenant under this Lease:

                  (a) If Tenant shall fail to pay any installment of rent or any other sum required to be paid by Tenant under this Lease as due.

                  (b) If Tenant shall fail to comply with any term, provision or covenant of this Lease, other than provisions pertaining to the payment of money.

                  (c) If Tenant shall make an assignment for the benefit of creditors.

                  (d) If Tenant shall file a petition under any section or chapter of the federal Bankruptcy Code, as amended from time to time, or under any similar law or statute of the United States or any State thereof pertaining to bankruptcy, insolvency or debtor relief, or Tenant shall have a petition or other proceedings filed against Tenant under any such law or chapter thereof and such petition or proceeding shall not be vacated or set aside within 60 days after such filing.

                  (e) If a receiver or trustee shall be appointed for all substantially all of the assets of Tenant and such receivership shall not be terminated and possession of such assets restored to Tenant within 30 days after such appointment.

                  (f) If Tenant shall desert of vacate any substantial portion of the Premises and the same shall remain unoccupied for more than 14 days thereafter.

                  (g) If Tenant shall assign this Lease or sublet the Premises in violation of the terms hereof.

         13.2 Any shorter period for cure provided by law notwithstanding, and in lieu thereof, including without limitation California Code of Civil Procedure
Section 1161, Tenant may cure any monetary default under Subjection 13.1(a), above, at any time within 5 days after written notice of default is received by Tenant from Landlord; and (except as specifically provided otherwise in Section
24) Tenant may cure any non-monetary default within 15 days after written notice of default is received by Tenant from Landlord, provided that if such non-monetary default is curable but is of such a nature that the cure cannot be completed within 15 days, Tenant shall be allowed to cure the default if Tenant promptly commences the cure upon receipt of the notice and diligently prosecutes the same to completion, which completion shall occur not later than 60 days from the date of such notice from Landlord.

         14. REMEDIES UPON DEFAULT.

         14.1 Upon the occurrence of any event of default by Tenant, Landlord shall have, in addition to any other remedies available to Landlord at law or in equity, the option to pursue any one or more of the following remedies (each and all of which shall be cumulative and non-exclusive) without any notice or demand whatsoever:

                  (a) Terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof, without being liable for prosecution or any claim or damages therefor; and Landlord may recover from Tenant the following:

                           (1) The worth at the time of award of any unpaid rent
which has been earned at the time of such termination; plus

                           (2) The worth at the time of award of the amount by
which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

                           (3) The worth at the time of award of the amount by
which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

                           (4) Any other amount necessary to compensate Landlord
for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, specifically including but not limited to attorneys' fees, removal and storage (or disposal) of Tenant's personal property, unreimbursed leasehold improvement costs (e.g., the amounts Landlord has expended for leasehold improvements which have not been recovered as of the termination of the Lease when amortized on a straight-line basis over the originally scheduled lease term), brokerage commissions and advertising expenses incurred, expenses of remodeling the Premises or any portion thereof for a new tenant, whether for the same or a different use, and any special concessions made to obtain a new tenant; and

                           (5) At Landlord's election, such other amounts in
addition to or in lieu of the foregoing as may be permitted from time to time by applicable law.

The term "rent" as used in this Subsection 14.1(a) shall be deemed to be and to mean all sums of every nature required to be paid by Tenant pursuant to the terms of this Lease, whether to Landlord or to others. Any such sums which are based on percentages of income, increased costs or other historical data shall be reasonable estimates or projections computed by Landlord on the basis of the amounts thereof accruing during the 24-month period immediately prior to default, except that if it becomes necessary to compute such sums before a 24-month period has expired, then the computation shall be made on the basis of the amounts accruing during such shorter period. As used in Subsections 14.1(a)(1) and (2), above, the "worth at the time of award" shall be computed by allowing interest from the date the sums became due at the lesser of (i) the Bank of America prime rate on the due date plus 6%, or (ii) the maximum rate permitted by law. As used in Subsection 14.1(a)(3), above, the "worth at the time of award" shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus 1%.

                  (b) In the event of any such default by Tenant, in addition to any other remedies available to Landlord under this Lease, at law or in equity, Landlord shall also have the right, with or without terminating this Lease, to re-enter the Premises and remove all persons and property from the Premises; such property may be removed, stored and/or disposed of pursuant to any procedures permitted by applicable law, including but not limited to those described in Section 15.3. No re-entry or taking possession of the Premises by Landlord pursuant to this Subsection 14.1(b), and no acceptance of surrender of the Premises or other action on Landlord's part, shall be construed as an election to terminate this Lease unless a written notice of such intention be given to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction.

                  (c) In the event of any such default by Tenant, in addition to any other remedies available to Landlord under this Lease, at law or in equity, Landlord shall have the right to continue this Lease in full force and effect, whether or not Tenant shall have abandoned the Premises. The foregoing remedy shall also be available to Landlord pursuant to California Civil Code Section 1951.4 and any successor statute in the event Tenant has abandoned the Premises. In the event Landlord elects to continue this Lease in full force and effect pursuant to this Subsection 14.1(c), then Landlord shall be entitled to enforce all of its rights and remedies under this Lease, including the right to recover rent as it becomes due. Landlord's election not to terminate this Lease pursuant to this Subsection 14.1(c) or pursuant to any other provision of this Lease, at law or in equity, shall not preclude Landlord from subsequently electing to terminate this Lease or pursuing any of its other remedies.

                  (d) Whether or not Landlord elects to terminate this Lease on account of any default by Tenant, Landlord shall have the right to terminate any and all subleases, licenses, concessions or other consensual arrangements for possession entered into by Tenant and affecting the Premises or may, in Landlord's sole discretion, succeed to Tenant's interest in such subleases, licenses, concessions or arrangements. If Landlord so elects to succeed to Tenant's interest, Tenant shall, as of the date of notice by Landlord of such election, have no further right to or interest in the rent or other consideration receivable thereunder.

         14.2 Following the occurrence of an event of default by Tenant, Landlord shall have the right to require that any or all subsequent amounts paid by Tenant to Landlord hereunder, whether in cure of the default in question or otherwise, be paid in the form of cash, money order, cashier's or certified check drawn on an institution acceptable to Landlord, or by other means approved by Landlord, notwithstanding any prior practice of accepting payments in any different form.

         14.3 All rights, options and remedies of Landlord contained in this
Section 14 and elsewhere in this Lease shall be construed and held to be cumulative, and no one of them shall be exclusive of the other, and Landlord shall have the right to pursue any one or more of such remedies or any other remedy or relief which may be provided by law or in equity, whether or not stated in this Lease. Nothing in this Section 14 shall be deemed to limit or otherwise affect Tenant's indemnification of Landlord pursuant to any provision of this Lease.

         14.4 Landlord shall not be deemed in default in the performance of any obligation required to be performed by Landlord under this Lease unless Landlord has failed to perform such obligation within 30 days after the receipt of written notice from Tenant specifying in detail Landlord's failure to perform; provided however, that if the nature of Landlord's obligation is such that more than 30 days are required for its performance, then Landlord shall not be deemed in default if it commences such performance within 30-day period and thereafter diligently pursues the same to completion. Upon any such incured default by Landlord, Tenant shall be entitled, as Tenant's sole and exclusive remedy, to recover from Landlord Tenant's actual damages (but not lost profits or other incidental or consequential damages) shown by Tenant to have been directly caused thereby; provided, however: (a) Tenant shall have no right to offset of abate rent in the event of any default by Landlord under this Lease, except to the extent offset rights are specifically provided to Tenant in this Lease; (b) Tenant shall in no event be entitled to terminate this Lease by reason of Landlord's default; and (c) Tenant's rights and remedies hereunder shall be limited to the extent Tenant has expressly waived in this Lease any of such rights or remedies, including the limitation on Landlord's liability contained in Section 33.17 hereof.

         14.5 No waiver by Landlord or Tenant of any violation or breach of any of the terms, provisions and covenants herein contained shall be deemed or construed to constitute a waiver of any other or later violation or breach of the same or any other of the terms, provisions, and covenants herein contained. Forbearance by Landlord in enforcement of one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default. The acceptance of any rent hereunder by Landlord following the occurrence of any default, whether or not known to Landlord, shall not be deemed a waiver of any such default, except only a default I the payment of the rent so accepted, subject to the provisions of Section 33.1.

         15. SURRENDER OF PREMISES; REMOVAL OF PROPERTY.

         15.1 No act or thing done by Landlord or any agent or employee of Landlord during the term hereof shall be deemed to constitute an acceptance by Landlord of a surrender of the Premises unless such intent is specifically acknowledged in a writing signed by Landlord. The delivery of keys to the Premises to Landlord or any agent or employee of Landlord shall not constitute a surrender of the Premises or effect a termination of this Lease, whether or not the keys are thereafter retained by Landlord, and notwithstanding such delivery Tenant shall be entitled to the return of such keys at any reasonable time upon request until this Lease shall have been properly terminated. The voluntary or other surrender of this Lease by Tenant, whether accepted by Landlord or not, or a mutual termination hereof, shall not work a merger, and at the option of Landlord shall operate as an assignment to Landlord of all subleases or subtenancies affecting the Premises.

         15.2 Upon the expiration of the term of this Lease, or upon any earlier termination of this Lease, Tenant shall, subject to the provisions of this
Section 15, quit and surrender possession of the Premises to Landlord in as good order and condition as when Tenant took possession and as thereafter improved by Landlord and/or Tenant, reasonable wear and tear and repairs which are specifically made the responsibility of Landlord hereunder excepted. Upon such expiration or termination, Tenant shall, without expense to Landlord, remove or cause to be removed from the Premises all debris and rubbish, and such items of furniture, equipment, free-standing cabinet work, movable partitions and other articles of personal property owned by Tenant or installed or placed by Tenant at its expense in the Premises, and such similar articles of any other persons claiming under Tenant, as Landlord may, in its sole discretion, require to be removed, and Tenant shall repair at its own expense all damage to the Premises and Building resulting from such removal.

         15.3 Whenever Landlord shall re-enter the Premises as provided in this Lease, any personal property of Tenant not removed by Tenant upon the expiration of the term of this Lease, or within 48 hours after a termination by reason of Tenant's default as provided in this Lease, shall be deemed abandoned by Tenant and may be disposed of by Landlord (without liability to Tenant) in accordance with Sections 1980 through 1991 of the California Civil Code and Section 1174 of the California Code of Civil Procedure, or in accordance with any laws or judicial decisions which may supplement or supplant those provisions from time to time, or in accordance with any other legally permissible procedure, whether by public or private sale or otherwise. Landlord shall be entitled to apply any proceeds of the sale of such items to any sums due to Landlord by Tenant and to Landlord's costs of removal, storage and sale of such items. Alternatively, Landlord shall be entitled to treat Tenant's failure to remove such items from the Premises as either a permitted or unpermitted holdover pursuant to Section 19 of this Lease.

         15.4 All fixtures, alterations, additions, repairs, improvements and/or appurtenances attached to or built into or on or about the Premises prior to or during the term hereof, whether by Landlord at its expense or at the expense of Tenant, or by Tenant at its expense, or by previous occupants of the Premises, shall be and remain part of the Premises and shall not be removed by Tenant at the end of the term of this Lease. Such fixtures, alterations, additions, repairs, improvements and/or appurtenances shall include, without limitation, floor coverings, drapes, paneling, molding, doors, kitchen and dishwashing fixtures and equipment, plumbing systems, electrical systems, lighting systems, silencing equipment, communications systems (excluding Tenant's telecommunications switching equipment, which Tenant may, and shall, remove from the Premises upon the expiration or termination of the Lease), all fixtures and outlets for the systems mentioned above and for all telephone, radio, telegraph and television purposes, and any special flooring or ceiling installations. Notwithstanding the foregoing, Landlord may, in its sole discretion, require Tenant, at Tenant's sole cost and expense, to remove any fixtures, alterations, additions, repairs, improvements and/or appurtenances attached or built into or on or about the Premises, and to repair any damage to the Building and Premises occasioned by the installation, construction, operation and/or removal of such fixtures, equipment, alterations, additions, repairs, improvements and/or appurtenances, as well as any damage caused by the removal of the telecommunications switching equipment referred to above. If Tenant shall fail to complete such removal and repair such damage, Landlord may do so and may charge the reasonable cost thereof to Tenant.

         15.5 Tenant hereby waives all claims for damages or other liability in connection with Landlord's re-entering and taking possession of the Premises or removing, retaining, storing or selling the property of Tenant as herein provided, and Tenant hereby indemnifies and holds Landlord harmless from any such damages or other liability, and no such re-entry shall be considered or construed to be a forcible entry.

         16. COSTS OF SUIT; ATTORNEYS' FEES; WAIVER OF JURY TRIAL.

         16.1 If Tenant or Landlord shall bring any action for any relief, declaratory or otherwise, against the other arising out of or under this Lease, including any suit by Landlord for the recovery of rent or possession of the Premises, the losing party shall pay the successful party its costs of suit, including, without limitation, a reasonable sum for attorneys' and other professional fees relating to such suit, and such fees shall be deemed to have accrued on the commencement of such action and shall be paid whether or not such action is contested or prosecuted to judgment.

         16.2 In the event that Landlord shall, without fault of Landlord's part, be made party to any litigation instituted by Tenant or by any third party against Tenant, or by or against any person holding under or using the Premises by license of Tenant, or for the foreclosure of any lien for labor or material furnished to or for Tenant or of any such other person, Tenant hereby Indemnifies and holds Landlord harmless from and against all costs and expenses, including reasonable attorneys' fees, incurred by Landlord in or in connection with such litigation.

         16.3 In order to limit the cost of resolving any disputes between the parties, and as a material inducement to each party to enter into this Lease, each party hereby waives the right to a jury trial with respect to any litigation between the parties arising out of this Lease, Tenant's occupancy of the Premises, or Landlord's ownership, operation or management of the Building, irrespective of any rights to a jury trial which either party otherwise then would have under applicable statutes, constitutions, judicial decisions or other laws.

         17. ASSIGNMENT AND SUBLETTING.

         17.1 Except as hereinafter provided, Tenant shall not sublet all or any part of the Premises, nor assign this Lease, nor enter any license, "co-location agreement" or other agreement permitting a third party (other than Tenant's employees and occasional guests) to use or occupy any portion of the Premises, without Landlord's express prior written consent, which consent shall not unreasonably be withheld. (For purposes of the balance of this Section 17.1 and Sections 17.2 through 17.4, the term "sublease" shall be deemed to include licenses, co-location agreements, and other agreements for use or occupancy of the Premises as described in the preceding sentence. The terms "subtenant" and "sublet" shall be construed accordingly.)

         In order to assist Landlord in evaluating any proposed assignment or sublease, Tenant agrees to provide Landlord with the proposed subtenant or assignee's current financial statement and financial statements for the preceding 2 years and such other information concerning the business background and financial condition of the proposed subtenant or assignee and of Tenant as Landlord may reasonably request.

         Landlord and Tenant hereby agree that Landlord's disapproval of any proposed sublease or assignment hereunder shall be deemed reasonable if based upon any reasonable factor, including, without limitation, any or all of the following factors:

                  (a) The proposed transfer would result in more than two subleases of portions of the Premises being in effect at any time during the term;

                  (b) The rent payable by the proposed transferee would be less then the fair market rental value for the space as determined pursuant to the last paragraph of this Section 17.1 (except as otherwise provided in Section 17.2);

                  (c) The proposed transferee is an existing tenant or occupant of the Building or has negotiated with Landlord within the last twelve months for space in the Building or is another transferee prohibited by the next to last paragraph of this Section 17.1;

                  (d) The proposed transferee is a governmental entity;

                  (e) The transaction calls for new demising walls to be built, and the portion of the Premises proposed to be sublet or assigned is irregular in shape and/or has inadequate means of ingress and egress;

                  (f) The use of the Premises by the proposed transferee (i) is not permitted by the use provisions of this Lease, or (ii) might, in Landlord's reasonable opinion, violate any right for an exclusive use granted by Landlord to another Tenant in the Building;

                  (g) The transfer would likely result, in Landlord's reasonable opinion, in a significant increase in the use of the parking areas or common areas of the building due to the transferee's employees or Visitors, and/or significant increase in the demand for utilities and services to be provided by Landlord to the Premises;

                  (h) The assignee or subtenant does not, in Landlord's reasonable opinion, have the financial capability to fulfill the obligations imposed by the transfer, or in the case of an assignment, the assignee does not, in Landlord's reasonable opinion, have income and net worth at least equal to that of Tenant;

                  (i) The transferee is not, in the Landlord's reasonable opinion, of reputable or good character or consistent with Landlord's desired tenant mix;

                  (j) The transferee is a real estate developer or landlord or is acting directly or indirectly on behalf of a real estate developer or landlord;

                  (k) The proposed transferee may, in Landlord's reasonable opinion, increase the chances of significant hazardous waste contamination within the Premises or the Building;

                  (l) In the reasonable judgment of the Landlord, the purpose for which the transferee intends to use the Premises is not in keeping with the standards of the Landlord for the Building or is in violation of the terms of any other lease in the building; or

                  (m) Landlord has not leased 95% of the rentable area in the Building.

         Notwithstanding the foregoing, Tenant may, subject to the rest of the terms hereof, sublet all of the Premises or assign this Lease to any entity controlling, controlled by or under common control with Tenant, (including assignment or subletting to any corporation resulting from a merger or consolidation with Tenant, or to any person or entity which acquires all the assets of Tenant's business as a going concern) provided that, with regard to each such assignment or subletting: (A) Landlord receives the financial statements prescribed above and such other financial and background information as Landlord may request regarding the assignee or subtenant at least 20 days prior to such proposed assignment or sublease; (B) the Landlord determines, in its reasonable discretion, that the income and net worth of the assignee or subtenant comply with the standards prescribed in item (h) above; (C) the use of the Premises is not altered; (D) the Landlord determines, in its sole and absolute discretion, that the transaction is not being entered into as a subterfuge to avoid the restrictions on assignment and subletting in the Lease; and (E) the subtenant or assignee expressly assumes the obligations of Tenant hereunder as prescribed below in this Section 17.1.

         Neither this Lease nor the term hereby demised shall be mortgaged by Tenant, nor shall tenant mortgage, assign, pledge or otherwise transfer the interest of Tenant in and to any sublease or the rentals payable thereunder or in the Security Deposit.

         Any sublease, assignment, mortgage, pledge, encumbrance, or transfer made in violation of this Section 17.1 shall be void and at Landlord's election shall terminate this Lease.

         Each subtenant, assignee or transferee of Tenant, other than Landlord, shall assume all obligations of Tenant under this Lease and shall be and remain liable jointly and severally with Tenant for the payment of the rent, and for the due performance of all the terms, covenants, conditions and agreements herein contained on Tenant's part to be performed for the term of this Lease (provided that in the case of a sublease, the subtenant's obligations shall be limited to those obligations relating to the subleased space and the common areas during the sublease term). No sublease or assignment shall be deemed approved by Landlord unless such subtenant or assignee and Tenant shall deliver to Landlord a counterpart of such sublease or assignment and an instrument in a form acceptable to Landlord, which contains a covenant of assumption by the subtenant or assignee satisfactory in substance and form to Landlord, consistent with the requirements of this Section 17.1, but the failure or refusal of the subtenant or assignee to execute such instrument of assumption shall not release or discharge the subtenant or assignee from its liability as set forth above.

         No subtenant or assignee not complying with the foregoing requirements shall have any interest in the Security Deposit. Any assignee that does comply with the foregoing requirements shall automatically succeed to Tenant's position with respect to the Security Deposit, and Landlord shall have the right to refund all or any portion of the Security Deposit to the assignee at any time or under any circumstances with no liability to the assignor.

         Landlord may require that the assignee or subtenant remit directly to Landlord on a monthly basis, all monies due to Tenant by said assignee or subtenant. In such event Landlord shall apply the sums received to the obligations of Tenant and its successors under this Lease.

         In the event of default by any assignee or subtenant or any successor of Tenant in the performance of any of the terms hereof, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such assignee, subtenant or successor.

         Landlord may consent to subsequent assignments of the Lease or sublettings or amendments or modifications to the Lease with the assignee or other successor of Tenant, and without obtaining Tenant's consent thereto, and any such actions shall not relieve Tenant of liability under this Lease.

         Consent by Landlord to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting.

         If Tenant is a corporation which, under California law, is not deemed a publicly-held corporation, or is an unincorporated association or partnership, the transfer, assignment or hypothecation of any stock or interest controlling such corporation, association or partnership shall be deemed an assignment within the meaning and provisions of this Section 17. For purposes hereof, "control" shall be deemed to refer to any amount, in the aggregate, exceeding 25% of the voting power of such corporation, association of partnership. Notwithstanding the foregoing, the immediately preceding sentence shall not apply to any transfer of stock of Tenant if Tenant is a publicly-held corporation and such stock is transferred publicly over a recognized security exchange or over-the-counter market.

         Subject to Section 17.2, Tenant agrees that all advertising by Tenant to market the space in the Premises to be sublet or assigned shall require Landlord's prior written approval, which shall not be unreasonably withheld. Subject to

Section 17.2, Tenant further agrees that it shall not, without Landlord's prior written consent, which may be granted or withheld in Landlord's sole discretion, market any space in the Premises, assign the lease or sublet any space in the Premises to existing tenants or occupants of the Building, or to any entity controlling, controlled by, or under common control with any existing tenant or occupant of the Building, except for any entity controlling, controlled by or under common control with Tenant.

         Subject to Section 17.2, Tenant agrees that it shall not sublet, nor assign, nor advertise as available for subletting or assignment, nor list with brokers for subletting or assignment, all or any portion of the Premises for a consideration which is equal to less than the fair market rental value, as determined by Landlord in its reasonable discretion, for comparable space in the Building for a comparable term commencing concurrently with the assignment or sublease term, with comparable rent credits and tenant improvement allowances. Within 10 days after Landlord receives any written request from Tenant for Landlord's estimate of the fair market rental value for specified space (which request shall identify the space in question, the proposed term and the proposed rent credits and improvement allowances), Landlord shall notify Tenant in writing of the fair market rental value for such space for a comparable term with comparable rent credits and tenant improvement allowances.

         17.2 Landlord acknowledges that Tenant's business to be conducted on the Premises requires the installation on the Premises of certain communications equipment by telecommunications customers of Tenant ("Customers") in order for such Customers to interconnect with Tenant's terminal facilities. Notwithstanding anything contained elsewhere in this Section 17, Landlord agrees not to withhold its consent to any license agreement, sublease or "co-location agreement" between Tenant and such a Customer for the purposes of permitting such a telecommunications connection, so long as (a) such Customer agrees in writing (in a form approved by Landlord in advance in writing) to comply with all obligations imposed on Tenant under this Lease to the extent relating to the portion of the Premises in question (including but not limited to insurance, waiver and indemnity requirements); (b) such licenses, subleases or co-location agreements do not collectively cover more than 50% of the Premises at any one time; and (c) each such license, sublease or co-location agreement is on a form for this purpose approved by Landlord in writing in advance. Provided that Tenant's transactions with Customers comply with items (a), (b) and (c) above, they need not comply with those requirements of Section 17.1 above regarding financial statements, advertising, and minimum rental rates. Tenant shall be liable to Landlord for any violation by its Customers of any provisions of this Lease.

                  17.3 In the event that Tenant desires to assign this Lease, or to enter into a sublease, as to all or any portion of the Premises, except (a) where the subtenant or assignee is an entity controlling, controlled by or under common control with Tenant, or (b) as permitted under Section 17.2 herein, Tenant shall, prior to solicitation of offers therefor, give Landlord notice of Tenant's desire to assign or sublet and of the portion of the Premises to be affected by the proposed assignment or sublease. Landlord shall have the right, exercisable by notice to Tenant within 60 days after Landlord's receipt of Tenant's notice of desire to assign or sublet, to terminate this Lease as to the portion of the Premises affected by the proposed assignment or sublease, such termination to be effective as of the date 60 days after notice by Landlord to Tenant of such termination.

         In the event of a termination of this Lease as to a portion of the Premises pursuant to this Section 17.3, effective as of such termination, the Premises shall be deemed to no longer include the portion of the Premises subject to such termination, Tenant shall surrender possession of that portion of the Premises in accordance with the provisions of this Lease, and the rent payable hereunder and Tenant's Percentage Share shall be appropriately adjusted based upon the rentable area remaining within the Premises.

         If Landlord does not elect to terminate pursuant to this Section 17.3, and if Tenant does not enter into an assignment or sublease as specified in Tenant's notice of desire to assign or sublet within 6 months after the expiration of Landlord's 60-day period for election to terminate, then Tenant shall again comply with the provisions of this Section 17.3 before assigning this Lease, or entering into a sublease, as to all or any portion of the Premises.

         17.4 In the event that Tenant has sought and received Landlord's consent to assign this Lease, or to enter into a sublease as to all or any portion of the Premises, the monthly rent payable by Tenant to Landlord, pursuant to Section 3, shall be increased by the amount to be received by Tenant during each month pursuant to the terms of the assignment or sublease, in excess of Tenant's monthly rental payable to Landlord for the space subject to the assignment or sublease. The amounts referred to in the previous sentence include rent, or any other payment in respect of use or occupancy, or in reimbursement of costs of leasehold improvements installed by Tenant, and whether paid in a lump sum or periodic payments; provided however, such amounts shall not include any fees charged by Tenant to its Customers to the extent such fees are based on Tenant's services (not square footage of space used by the Customers) as provided under Section 17.2 herein. In no event shall the total sums payable to the Landlord be less than the monthly rental Landlord would have received but for such assignment or sublease.

         The additional rent shall be due and payable to Landlord in accordance with the scheduled specified in the sublease or assignment instrument, and the failure of any subtenant or assignee to make any payments in accordance with that schedule shall not affect the obligation of Tenant to pay the additional rent to Landlord.

         The calculation of the amount of rentable space being sublet shall be made by Landlord in accordance with its usual standards. Landlord may require acknowledgment by Tenant of Tenant's concurrence on the Landlord's calculation of the amount of rentable space being sublet as a condition to Landlord's consent to any sublease.

         The provisions of a sublease or assignment instrument consented to by Landlord cannot be modified, nor the sublease or assignment terminated, other than in accordance with its terms, without the prior written consent of the Landlord, which consent shall not be unreasonably withheld. The terms of this
Section 17.4 shall apply to any subleasing or assignment by any subtenant or assignee.

         17.5 Tenant shall pay to Landlord, promptly upon receipt of a billing from Landlord, the amount of Landlord's reasonable attorney fees incurred in connection with Landlord's review of approval of any sublease or assignment transaction requiring Landlord's consent hereunder.

         18. TRANSFER OF LANDLORD'S INTEREST. In the event of any transfer of Landlord's interest in the Building or Premises, other than a transfer for security purposes only, the transferor shall be automatically relieved of any and all obligations and liabilities on the part of Landlord accruing from and after the date of such transfer, including, without limitation, the obligation of Landlord to return the Security Deposit as provided in this Lease; provided that the transferor shall, within a reasonable time, transfer any Security Deposit then held by Landlord, or any portion thereof remaining after proper deductions therefrom, to the transferee and shall thereafter notify Tenant of such transfer, of any claims made against the Security Deposit, and of the transferee's name and address, by written notice delivered personally (in which case Tenant shall acknowledge receipt of such notice by signing Landlord's copy of such notice) or by registered or certified mail.

         19. HOLDING OVER. If Tenant holds over after the term hereof, with or without the express or implied consent of Landlord, such tenancy shall be from month-to-month only, and shall not constitute a renewal hereof or an extension for any further term, and in such case, Base Rent shall be payable at a monthly rate equal to the greater of : (a) two hundred percent (200%) of the Base Rent applicable to the Premises immediately prior to the date of such expiration or earlier termination; or (b) one hundred fifty percent (150%) of the prevailing market rate excluding any rental or other concessions (as reasonably determined by Landlord) for the Premises in effect on the date of such expiration or earlier termination. Such month-to-month tenancy shall be subject to every other term, covenant and agreement contained herein. Nothing contained in this Section 19 shall be construed as consent by Landlord to any holding over by Tenant, and Landlord expressly reserves the right to require Tenant to surrender possession of the Premises to Landlord as provided in this Lease upon the expiration or other termination of this Lease.

         20. NOTICES. In every case when, under the provisions of this Lease, it shall be necessary or desirable for one party hereto to serve any notice, request or demand on the other, such notice or demand shall be in writing and shall be served personally or by deposit in the United States mail, postage and fees fully prepaid, registered or certified mail, with return receipt requested, addressed to the applicable address for notice set forth in Section A on page 1. Landlord or Tenant may, from time to time, by notice in writing served upon the other as aforesaid, designate a different mailing address or a different person to whom all such notices or demands are thereafter to be addressed. Service of any such notice or demand if given personally shall be deemed complete upon delivery, and if made by mail shall be deemed complete on the day of actual delivery as shown by the addressee's registry or certification receipt or at the expiration of 2 business days after the date of mailing, whichever is earlier.

         Notwithstanding the provisions of this Section 20, any notice of default as described in Section 13.2 and any pleadings or notices given by either party to the other with respect to any judicial proceeding between the parties shall be served in the manner prescribed by applicable California law without reference to this paragraph, and shall be deemed served at such time as is provided by such applicable law without reference to this paragraph.

         21. QUIET ENJOYMENT. Landlord covenants that Tenant, upon paying the rent and performing the covenants of this Lease on Tenant's part to be performed, shall and may peaceably and quietly have, hold and enjoy the Premises for the term of this Lease.

         22. TENANT'S FURTHER OBLIGATIONS.

         22.1 Except for ordinary wear and as otherwise provided in this Lease, Tenant shall, at Tenant's expense, keep in good order, condition and repair the interior of the Premises and shall promptly and adequately repair all damage to the interior of the Premises and replace or repair all glass, fixtures, equipment and appurtenances therein damaged or broken, under the supervision and with the approval of Landlord and, if Tenant does not do so, Landlord may, but need not, make such repairs and replacements. If Landlord does so, Tenant shall pay Landlord the cost thereof promptly upon demand, as additional rent hereunder.

         22.2 Tenant shall comply with all laws, ordinances, rules, regulations, orders and directives of governmental and quasi-governmental bodies and authorities having jurisdiction over Tenant or the Premises from time to time and shall obtain and keep in effect all licenses, permits (including but not limited to conditional use permits) and other authorizations required with respect to the business or businesses conducted by Tenant within or from the Premises or with respect to any special equipment or facilities of Tenant permitted under the other provisions of this Lease. Tenant and its employees, agents, licensees and invitees shall also comply with all reasonable rules and regulations which Landlord may adopt from time to time for the protection and welfare of the Building and its tenants and occupants; provided that Tenant shall not be responsible for compliance with any rule or regulation adopted by Landlord unless or until Tenant is furnished with a copy thereof. The present rules and regulations for the Building are attached hereto as Exhibit "B". Landlord shall have no liability to Tenant for the failure or any other tenant in the Building to observe the rules and regulations.

         23. ESTOPPEL CERTIFICATE BY TENANT. At any time and from time to time, within (15) days after written request by Landlord, Tenant shall execute, acknowledge and deliver to Landlord a statement in writing certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that this Lease is in full force and effect as modified and stating the modifications), that Tenant knows of no default hereunder by Landlord and has no right of offset or deduction against the rent or any other charge payable to Landlord (or specifying any claimed), the amount of any security posted by Tenant, the dates to which the rent and other charges have been paid in advance, any increases or decreases of rent that are anticipated, the commencement date of the Lease and such other matters as may be reasonably requested by Landlord. It is intended that any statement delivered pursuant to this Section 23 may be relied upon by any purchaser of the fee or mortgages or beneficiary or assignee of any mortgage or trust deed upon the fee of the Building or Premises. Tenant's failure to deliver the statement within the period specified above shall be conclusive and binding upon Tenant that the Lease is in full force and effect without modification except as may be represented by Landlord, that there are no uncured defaults in Landlord's performance and that Tenant has no right of offset, counterclaim or deduction against rental, and that no more than one month's rental has been paid in advance.

         24. SUBORDINATION AND ATTORNMENT. This Lease is and at all times shall be subject and subordinate to any ground or underlying leases, mortgages, trust deeds or like encumbrances, which may now or hereafter affect the Building or Premises, and to all renewals, modifications, consolidations, replacements and extensions of any such lease, mortgage, trust deed or like encumbrance. As a condition precedent to the effectiveness of any such subordination of this Lease to any future ground or underlying leases or the lien of any future mortgages, deeds of trust, or like encumbrances, Landlord shall provide to Tenant a commercially reasonable non-disturbance and attornment agreement in favor of Tenant executed by such future ground lessor, master lessor, mortgagee or deed of trust beneficiary, as the case may be, which shall provide that Tenant's quiet possession of the Premises shall not be disturbed on account of such subordination to such future lease or lien so long as Tenant is not in default under any provisions of this Lease. Notwithstanding the foregoing, Landlord shall have the right to subordinate or cause to be subordinated any or all ground or underlying leases or the lien of any or all mortgages, deeds of trust or like encumbrances to the Lease. In the event that any ground or underlying lease terminates for any reason or any mortgage, deed of trust or like encumbrance is foreclosed or a conveyance in lieu of foreclosure is made for any reason, then at the election of Landlord's successor-in-interest, Tenant shall attorn to and become the tenant of such successor. Tenant hereby waives its rights under any current or future law which gives or purports to give Tenant any right to terminate or otherwise adversely affect this Lease and the obligations of Tenant hereunder in the event of any such foreclosure proceeding or sale. Tenant covenants and agrees to execute and deliver to Landlord in the form reasonably required by Landlord, within 10 days after receipt of written demand by Landlord, any additional documents evidencing the priority or subordination of this Lease with respect to any ground or underlying lease or the lien of any mortgage, deed of trust, or like encumbrance. Should Tenant fail to sign and return any such documents within said 10-day period, Tenant shall be in default hereunder without the benefit of any additional notice or cure periods, except as may be required by statute.

         25. RIGHTS RESERVED TO LANDLORD.

         25.1 All portions of the Building are reserved to Landlord, including exterior building walls, core corridor walls and doors and any core corridor entrance, but excluding the Premises and the inside surfaces of all walls, windows and doors bounding the Premises. Landlord also reserves any space in or adjacent to the Premises used for shafts, stacks, pipes, conduits, fan rooms, ducts, electric or other utilities, sinks or other building facilities, and the use thereof, as well as the right to access thereto through the Premises for the purposes of operation, maintenance, decoration and repair.

         25.2 Landlord shall have the following rights exercisable without notice and without liability to Tenant for damage or injury to property, person or business (all claims for damage being hereby released), and without effecting an eviction or disturbance of Tenant's use or possession or giving rising to any claim for setoffs or abatement of rent:

                  (a) To enter the Premises at all reasonable times during the term of this Lease for the purpose of inspecting the same, supplying janitorial service, posting notices of non-responsibility, exhibiting the Premises to prospective tenants, purchasers or others, or making such repairs or replacements therein as may be required by this Lease or as Landlord may deem appropriate; provided that Landlord shall use all reasonable efforts not to disturb Tenant's use and occupancy and shall, when practical, give Tenant prior notice of such repairs. For each of the foregoing purposes, Tenant shall provide to Landlord a key with which to unlock at any time all of the doors in, upon and about the Premises, excluding Tenant's vaults and safes. Landlord may use any other means which Landlord may deem proper to open such doors in an emergency in order to obtain entry to the Premises. Any entry to the Premises obtained by Landlord by any means shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction of Tenant from the Premises or any portion thereof, or grounds for any abatement or reduction of rent. Any damages or losses on account of any such entry by Landlord shall be Tenant's sole responsibility except as otherwise expressly provided herein. Nothing in this Section 25 shall be construed as obligating Landlord to perform any repairs, alterations or decorations, except as otherwise expressly required in this Lease.

                  (b) To change the name or street address of the Premises or Building.

                  (c) To install and maintain signs on the exterior and interior of the Building, except within the Premises.

                  (d) To have pass keys to the Premises.

                  (e) To decorate, remodel, repair, alter or otherwise prepare the Premises for reoccupancy during the last 6 months of the term hereof if, during or prior to such time, Tenant has vacated the Premises, or any time after Tenant abandons the Premises.

                  (f) To have access to all mail chutes according to the rules of the United States Postal Service.

                  (g) To do or permit to be done any work in or about the exterior of the Building or any adjacent or nearby building, land, street or alley.

                  (h) To grant to anyone the exclusive right to conduct any business or render any service in the Building, provided such exclusive right shall not operate to exclude Tenant from the use expressly permitted by this Lease.

         26. FORCE MAJEURE. Whenever there is provided in this Lease a time limitation for performance by Landlord or Tenant of any construction, repair, maintenance or service, the time provided for shall be extended for as long as and to the extent that delay in compliance with such limitation is due to an act of God, governmental control or other factors beyond the reasonable control of Landlord or Tenant, respectively.

         27. WAIVER OF CLAIMS; INDEMNITY.

         27.1 Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of, and waives all claims it may have against Landlord, its agents, employees, affiliates and successors in interest for damage to or loss of property or personal injury or loss of life resulting from the Building or Premises or any part thereof becoming out of repair, by reason of any repair or alteration thereof, or resulting from any accident within the Building or Premises or on or about any space adjoining the Building or Premises, or resulting directly or indirectly from any act or omission of any person, or due to any condition, design or defect of the Building or Premises, or any space adjoining the Building or Premises, or the mechanical systems of the Building or Premises, which may exist or occur, whether such damage, loss or injury results from conditions arising upon the Premises or upon other portions of the Building, or from other sources or places, and regardless of whether the cause of such damage, loss or injury or the means of repairing the same is accessible to Tenant; provided such assumption and waiver shall not apply to claims caused by the gross negligence or willful misconduct of Landlord or its agents.

         27.2 Tenant hereby indemnifies and holds Landlord and Landlord's agents, employees, affiliates and successors in interest harmless from and against any and all claims, demands, suits, fines, losses and other liabilities for or relating to injury or loss of life to persons or damage to or loss of property arising from Tenant's use of the Building or Premises or from the conduct of Tenant's business or from any work done, permitted or suffered by Tenant in or about the Premises or elsewhere, and further indemnifies and holds Landlord and Landlord's agents, employees, affiliates and successors in interest harmless from and against any and all claims arising from any breach or default in the performance of any obligation on part to be performed under the terms of this Lease, or arising from any negligence or intentional conduct of Tenant or Tenant's agents, employees, contractors, licensees, invitees, representatives or successors in interest, and from and against all costs, attorneys' and other professional fees, expenses and liabilities incurred by Landlord or Landlord's agents, employees, affiliates and successors in interest in or in connection with any such claim, demand, suit, fine or proceeding. In the event that any action or proceeding be brought against Landlord or Landlord's agents, employees, affiliates or successors in interest by reason of any such claim, Tenant upon notice from Landlord shall defend such action or proceeding at Tenant's cost and expense by counsel approved by Landlord, such approval not to be unreasonably withheld.

         28. INSURANCE.

         28.1 Tenant shall procure and shall maintain in effect, at Tenant's sole cost and expense throughout the term of this Lease, including any extensions and renewals thereof, public liability and property damage insurance against claims for bodily injury, death or property damage occurring upon or about the Premises or Building, in each case naming Landlord as additional insured and, upon request by Landlord, naming the holder of any mortgage, deed of trust or like encumbrance or the lessor under any underlying lease covering the Building as additional insured, with a limit of liability of not less than $2,000,000.00 single limit. If from time to time, the limits of liability set forth above are, in the reasonable opinion of Landlord, inadequate, Tenant shall increase such insurance coverage to an amount as shall be designated by Landlord's notice to Tenant.

         Tenant shall also procure and maintain, at Tenant's sole cost and expense throughout the term of this Lease, casualty insurance on Tenant's personal property in the Premises and any leasehold improvements which the Tenant installed at its own cost in an amount at least equal to the full replacement cost of such property, providing coverage against all perils insured against by a "fire and extended coverage" policy, as well as sprinkler damage, vandalism and malicious mischief.

         Tenant shall also obtain the following insurance:

                  (a) Worker's compensation and employer's liability insurance in form and amount satisfactory to Landlord.

                  (b) Loss of income and extra expense insurance in such amounts as will reimburse Tenant for direct or indirect loss of earnings attributable to all perils commonly insured against by prudent tenants or attributable to prevention of access to or use of the Premises or the Building as a result of such perils.

                  (c) Liquor liability insurance coverage in limits of not less than Five Hundred Thousand Dollars ($500,000), if at any time during the term hereof any alcoholic beverages of any nature are served on the Premises.

                  (d) Any other form or forms of insurance as Landlord or Landlord's lender or ground or primary lessors may reasonably require from time to time in form, in amounts, and for insurance risks against which a prudent tenant of a comparable size and in a comparable business would protect itself.

         Such policies of insurance shall be with insurance companies acceptable to Landlord, shall not have a deductible amount exceeding $5,000.00 in the aggregate, and shall specifically provide that the insurance afforded by such policies for the benefit of Landlord and Landlord's mortgagees and ground lessors shall be primary, and that any insurance carried by Landlord or Landlord's mortgagees and ground lessors shall be excess and non-contributing. Such policies shall be evidenced by certificates of insurance delivered to Landlord from time to time showing such insurance to be at all times prepaid and in full force and affect and providing that such insurance cannot be cancelled or modified upon less than 30 days' prior written notice to Landlord. If at any time Tenant has not provided Landlord with a then currently effective certificate of insurance acceptable to Landlord as to any insurance required to be maintained by Tenant, Landlord may, without further inquiry as to whether such insurance is actually in force, obtain such a policy and Tenant shall reimburse Landlord, upon demand as additional rent hereunder, for the cost thereof, together with Landlord's administrative fee equal to 25% of the premium.

         28.2 Tenant hereby waives its rights against Landlord and its managing agent and their respective partners, officers, directors, shareholders, employees, agents, representatives, contractors, affiliates, successors, licensees, and invitees with respect to any claims or damages or losses (including any claims for bodily injury to persons and/or damage to property) which are caused by or result from (a) risks insured against under any insurance policy carried by Tenant at the time of such claim, damage, loss or injury, or
(b) risks which would have been covered under any insurance required to be obtained and maintained by Tenant under this lease had such insurance been obtained and maintained as required. The foregoing waivers shall be in addition to, and not a limitation of, any other waivers or releases contained in this Lease.

         28.3 Tenant shall cause each insurance policy required to be obtained by it pursuant to this Section 28 to provide that the insurer waives all rights of recovery by way of subrogation against Landlord and its managing agent and their respective partners, officers, directors, shareholders, employees, agents, representatives, contractors, affiliates, successors, licensees, and invitees in connection with any claims, losses and damages covered by such policy. If Tenant fails to maintain insurance required hereunder, Tenant shall be deemed to be self-insured with a deemed full waiver of subrogation as set forth in the immediately preceding sentence.

         29. FIXTURES: TENANT IMPROVEMENTS AND ALTERATIONS.

         29.1 Except as otherwise provided in any rider to this Lease, all improvements, fixtures and/or equipment which Tenant may install or place in or about the Premises, and all alternations, repairs or changes to the Premises, and all signs installed in, on or about the Premises, from time to time, shall be at the sole cost of Tenant. Landlord shall be without any obligation in connection therewith. Tenant hereby indemnifies and holds Landlord harmless from any liability, cost, obligation, expense or claim of lien in any manner relating to the installation, placement, removal or financing of any such alterations, repairs, changes, improvements, fixtures, and/or equipment in, on or about the Premises.

         29.2 Notwithstanding any provision in this Section 29 to the contrary, Tenant is absolutely prohibited from making any alterations, additions, improvements or decorations which: (i) affect any area outside the Premises;
(ii) affect the Building's structure, equipment, services or systems, or the proper functioning thereof, or Landlord's access thereto; (iii) affect the outside appearance, character or use of the Building or the common areas; (iv) weaken or impair the structural strength of the Building; (v) in the opinion of Landlord, lessen the value of the Building; (vi) will violate or require a change in any occupancy certificate applicable to the Premises; or (vii) in the opinion of Landlord, will increase the Building's Operating Costs or Utility Costs.

         29.3 Before proceeding with any alteration, repair or change which is not otherwise prohibited in Subsection 29.2 above, Tenant must first obtain Landlord's written approval of (i) the plans and specifications for all such work; (ii) with respect to any connecting lines that will be outside the Premises (if such lines are permitted by Landlord in its sole discretion), a description of the areas of the Building to which Tenant will require access both for the initial work and for ongoing maintenance of the improvements or installations; (iii) the names of all contractors and subcontractors who will perform such work, all of whom shall be selected from Landlord's then-current list of approved contractors, which Landlord may compile in Landlord's sole discretion and will provide to Tenant within ten days following Landlord's receipt of Tenant's written request; (iv) copies of all liability, casualty and worker's compensation insurance applicable to the construction, maintenance and ongoing operation of the improvements and installations; and (v) copies of all governmental permits required for the work. Landlord's consent to such matters shall not unreasonably be withheld; provided, however, that with regard to any such matters which may affect the structural members, the heating, ventilation, air conditioning or other building systems, exterior walls, windows and doors of the Building, and with regard to the installation of any signs outside the Premises, Landlord may grant or withhold its consent in its unlimited discretion. Landlord may impose, as a condition of its consent to any alterations, repairs or changes of the Premises, such requirements as Landlord in its sole discretion may deem desirable, including, but not limited to, the requirement that Tenant utilize for such purposes only contractors, materials, mechanics and materialmen previously used and currently approved by Landlord for work in the Building.

         29.4 After Landlord has approved the change, repair or alteration and the other items listed in Section 29.3, Tenant shall enter into an agreement for the performance of such change, repair or alteration with the contractors and subcontractors approved by Landlord, as provided in Section 29.3. Before proceeding with any change, repair or alteration Tenant shall (i) provide Landlord with 10 days' prior written notice thereof; and (ii) pay to Landlord, within 10 days after written demand, the costs of any increased insurance premiums incurred by Landlord as a result of such changes, repairs or alterations. In addition, before proceeding with any change, repair or alteration Tenant's contractors shall obtain, on behalf of Tenant and at Tenant's sole cost and expense: (A) all necessary governmental permits and approvals for the commencement and completion of such change, repair or alteration; and (B) a completion and lien indemnity bond, or other surety, satisfactory to Landlord for such change, repair or alteration. Landlord's approval of permits pursuant to Section 29.3 shall not relieve Tenant of the obligation to obtain any other or supplemental permits required by the preceding sentence.

         29.5 Tenant shall pay to Landlord, as additional rent, the reasonable costs of Landlord's engineers and other consultants (but not Landlord's on-site management personnel) for review of all plans, specifications and working drawings for the change, repair or alteration within 10 business days after Tenant's receipt of invoices either from Landlord or such consultants. In addition to such costs, Tenant shall pay to Landlord, within 10 business days after completion of any change, repair or alteration, the actual, reasonable costs incurred by Landlord for services rendered by Landlord's management personnel and engineers to coordinate and/or supervise any of the change, repair or alteration to the extent such services are provided in excess of or after the normal on-site hours of such engineers and management personnel.

         29.6 All changes, repairs and alterations shall be performed: (i) in accordance with the approved plans, specifications and working drawings; (ii) lien-free and in a first-class and workmanlike manner; (iii) in compliance with all laws, rules, and regulations of all governmental agencies and authorities;
(iv) in such a manner so as to not to interfere with the occupancy of any other tenant in the Building, nor impose any additional expense or delay upon Landlord in the maintenance and operation of the Building; and (v) at such times, in such manner and subject to rules and regulations as Landlord may from time to time reasonably designate.

         29.7 Throughout the performance of any such change, repair or alteration Tenant shall obtain, or cause its contractors to obtain, worker's compensation insurance and general liability insurance covering the work in compliance with provisions of Section 28 of this Lease, and builder's risk insurance for the work reasonably acceptable to Landlord.

         29.8 In the event Tenant orders any construction, alteration, decorating or repair work directly from Landlord, or from the contractor selected by Landlord, the charges for such work, together with Landlord's administration fee equal to 15% of the contract price, shall be deemed additional rent under this Lease, payable upon billing therefor, either in advance of the start of work, or periodically during construction, or upon the substantial completion of such work, at Landlord's option.

         30. MECHANIC'S LIEN. Tenant agrees to give Landlord written notice of the commencement date of any alterations, improvements or repairs to be made in, to or upon the Premises not later then fifteen (15) days prior to the commencement of any such work, in order to give Landlord time to post notices of nonresponsibility. Tenant will not permit any mechanic's, materialman's or other lien to be placed upon the Premises or Building or improvements therein during the term hereof; and in the event that any mechanic's, materialman's or other lien is filed against the Premises or Building or improvements therein in connection with any alteration, repair, improvement or change of, or installation of fixtures or equipment in, the Premises, Tenant shall cause such lien to be released within 10 days after such filing, either by satisfaction or such claim or by posting of a bond. Notwithstanding the foregoing, Landlord shall have the right and privilege at Landlord's option of paying the amount of any such lien or claim, or any portion thereof, without inquiry as to the validity thereof, and any amounts so paid, including expenses and interest, shall be deemed additional rent hereunder due from Tenant to Landlord upon demand.

         31. ALTERNATE SPACE. If the Premises comprise less than a full floor in the Building, Landlord shall have the privilege of moving Tenant to other space in the Building comparable to the Premises, and all terms hereof shall apply to the new space with equal force. In such event Landlord shall give Tenant at least 60 days' prior notice in writing and shall move Tenant's effects to the new space at Landlord's sole cost and expense at such time and in such manner as to inconvenience Tenant as little as practicable.

         32. HAZARDOUS MATERIALS.

         32.1 In addition to its other obligations under this Lease, Tenant covenants to comply with all laws relating to Hazardous Materials, as defined below, with respect to the Premises and the Building. Except for general office supplies typically used in an office area in the ordinary course of business (such as copier toner, liquid paper, glue, ink and cleaning solvents), for use in the manner for which they were designed and only in accordance with all Hazardous Materials laws and the highest standards prevailing in the industry for such use, and then only in such amounts as may be normal for the office business operations conducted by Tenant on the Premises, neither Tenant nor any of Tenant's agents, employees, contractors, subtenants, assignees, licensees or invitees ("Tenant's Parties") shall use, handle store or dispose of any Hazardous Materials in, on, under or about the Premises, the building or the site on which the Building is located. Tenant shall promptly take all actions, at its sale cost and expense, as are necessary to return the Premises, Building and site to the condition existing prior to the introduction of any such Hazardous Materials by Tenant or any Tenant Parties, provided Landlord's approval of such actions shall first be obtained. Furthermore, Tenant shall immediately notify Landlord of any inquiry, test, investigation or enforcement proceeding by or against Tenant or the Premises concerning the presence of any Hazardous Material.

         32.2 Tenant shall be solely responsible for and shall indemnify, defend (with counsel reasonably approved by Landlord) and hold Landlord harmless from and against any and all claims, demands, judgments, suits, causes of action, damages, penalties, fines, liabilities, losses and expenses (including, without limitation, investigation and clean-up costs, attorneys' fees, consultant fees and court costs) which arise during or after the term of this Lease as a result of the breach of any of the obligations and covenants set forth in this Section 33, and/or any contamination of the Premises, Building or site directly on indirectly arising from the activities of Tenant or any Tenant Parties.

         32.3 For purposes of this Lease, the term "Hazardous Materials" shall mean, collectively, asbestos, any petroleum fuel, and any hazardous or toxic substance, material or waste which is or becomes regulated or defined as hazardous or toxic by any local governmental authority, the State of California or the United States Government, including, but not limited to, any material or substance defined as hazardous or toxic under the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. ss. 9601, et seq.; the Resource Conservation and Recovery Act, 42 U.S.C. Sections 6901, et seq.; the Toxic Substances Control Act, 15 U.S.C. Sections 2601, et seq.; the Federal Water Pollution Control Act, 33 U.S.C. Sections 1251, et seq.; the California Hazardous Substance Account Act, California Health and Safety Code Sections 25330, et seq.; the California Hazardous Waste Control Act, California Health and Safety Code Sections 25100 et seq.; the California Safe Drinking Water and Toxic Health Enforcement Act, California Health and Safety Code Sections 25249.5, et seq.; California Health and Safety Code Sections 25280, et seq. (Underground Storage of Hazardous Substances); the California Hazardous Waste Treatment Reform Act, California Health and Safety Code Sections 25179.1, et seq.; California Health and Safety Code Sections 25501, et seq. (Hazardous Materials Release Response Plans and Inventory); Petroleum Underground Storage Tank Cleanup, Health and Safety Code Sections 25299.10, et seq.; and the Porter-Cologne Water Quality Control Act, California Water Code Sections 13000, et seq., as such laws may be amended from time to time.

         32.4 The foregoing covenants and indemnities of Tenant shall survive the expiration of earlier termination of the Lease.

         33. MISCELLANEOUS.

         33.1 No receipt of money by Landlord from Tenant after the termination of this Lease, the service of any notice, the commencement of any suit or final judgment for possession shall reinstate, continue or extend the term of this Lease or affect any such notice, demand, suit or judgment. No payment by Tenant or receipt by Landlord of a lesser amount than the rent payment herein stipulated shall be deemed to be other than on account of the rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy provided in this Lease. Tenant agrees that each of the foregoing covenants and agreements shall be applicable to all obligations of Tenant to Landlord, whether expressly contained in this Lease or imposed by any statute or at common law.

         33.2 If any provision of this Lease or its application to any party or circumstances shall be determined by any court of competent jurisdiction to be invalid or unenforceable to any extent, the remainder of this Lease or the application of such provision to such person or circumstances, other than those as to which it is so determined invalid or unenforceable to any extent, shall not be affected thereby, and each provision hereof shall be valid and shall be enforced to the fullest extent permitted by law; and it is the intention of the parties to this Lease that in lieu of each clause or provision of this Lease that is illegal, invalid or unenforceable, there be added as a part of this Lease a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable.

         33.3 The covenants and obligations of Tenant pursuant to this Lease shall be independent of performance by Landlord of the covenants and obligations of Landlord pursuant to this Lease, and performance by Tenant of each covenant and obligation of Tenant pursuant to this Lease shall be a condition precedent to the duty of Landlord to perform the covenants and obligations of Landlord pursuant to this Lease.

         33.4 The headings of Sections of this Lease are for convenience only and do not define, limit or construe the contents thereof. References made in this Lease to numbered Sections, Paragraphs and Subparagraphs shall refer to numbered Section, Paragraphs or Subparagraphs of this Lease unless otherwise indicated.

         33.5 Where appropriate, words in the singular, including without limitation the words "Landlord" and `Tenant", include the plural, and vice versa. Words in the neuter gender include the masculine and feminine genders, and vice versa, and words in the masculine gender include the feminine gender, and vice versa.

         33.6 If more than one person or entity executes this Lease as Tenant:
(a) each of them is and shall be jointly and severally liable for the covenants, conditions, provisions and agreements of this Lease to be kept, observed and performed by Tenant; and (b) the act or signature of, or notice from or to, any one or more of them with respect to this Lease shall be binding upon each and all of the persons and entities executing this Lease as Tenant with the same force and effect as if each and all of them had so acted or signed, or given or received such notice.

         33.7 Time is of the essence of this Lease. Failure of either party to perform any act strictly within the applicable period specified herein shall entitle the other to exercise all remedies herein contemplated. All references in this Lease to "days" shall mean calendar days unless specifically stated herein to be "business" days.

         33.8 This Lease shall be governed by and interpreted in accordance with the laws of the State of California.

         33.9 All monetary obligations of either party hereunder to the other remaining past due 10 days or more after the date specified herein for payment shall bear interest until paid at the lesser of (i) the Bank of America prime rate as of the due date plus 6%, or (ii) the maximum rate permitted by law.

         33.10 This instrument, along with any riders, exhibits and attachments or other documents referred to in Section M on page 2 (all of which riders, exhibits, attachments and other documents are hereby incorporated into this instrument by this reference), constitutes the entire and exclusive agreement between Landlord and Tenant relating to the Premises, and this agreement and said riders, exhibits and attachments and other documents may be altered, amended or revoked only by an instrument in writing signed by the party to be charged thereby. All prior or contemporaneous oral agreements, understandings and/or practices relative to the leasing of the Premises are merged herein or revoked hereby. References in this instrument to this "Lease" shall mean, refer to and include this instrument as well as any riders, exhibits, attachments or other documents referred to in Section M, and references to any covenant, condition, obligation and/or undertaking "herein", "hereunder" or "pursuant hereto" (or language of like import) shall mean, refer to and include the covenants, conditions, obligations and undertakings existing pursuant to this instrument and such riders, exhibits, attachments or other documents. All terms defined in this instrument shall be deemed to have the same meanings in all riders, exhibits, attachments or other documents referred to in Section M unless the context thereof clearly requires the contrary.

         33.11 Tenant hereby consents to amendment of this Lease as and to the extent required by any lender which makes a loan to Landlord secured in whole or in part by the Building, provided that no such change shall decrease the Term or cancel a renewal term contained herein or increase the rent payable hereunder or impair Tenant's use of the Premises.

         33.12 Unless otherwise agreed in writing, if Tenant has dealt with any real estate broker or other person or firm with respect to leasing or renting space in the Building, Tenant shall be solely responsible for the payment of any fee due said broker, person or firm and Tenant hereby indemnifies and holds Landlord harmless from and against any liability with respect thereto. Notwithstanding the foregoing, Landlord agrees to pay, and to hold Tenant harmless from, the commission owning to the brokers identified in Section L on page 2, as provided in a separate agreement between Landlord and such brokers.

         33.13 Tenant agrees to Pay to Landlord as additional rent hereunder any taxes required by law to be paid by Tenant and collected from Tenant by Landlord.

         33.14 Submission of this Lease for examination, even though executed by Tenant, shall not bind Landlord in any manner, and no lease or other obligation on the part of Landlord shall arise until this Lease is executed and delivered by Landlord to Tenant. This Lease shall not be binding and in effect until a counterpart hereof has been executed and delivered by the parties, each to the other.

         33.15 Tenant shall not cause the recordation of this Lease, a short form memorandum of this Lease or any reference to this Lease.

         33.16 Upon 10 days' prior written request from Landlord (which Landlord may make at anytime during the term but no more often than two times in any calendar year), Tenant shall deliver to Landlord (a) a current financial statement of Tenant and any guarantor of this Lease, and (b) financial statements of Tenant and such guarantor for the two years prior to the current financial statement year. Such statements shall be prepared in accordance with generally acceptable accounting principles, and certified as true in all material respects by Tenant (if Tenant is an individual) or by an authorized officer or general partner of Tenant (if Tenant is a corporation or partnership, respectively).

         33.17 Notwithstanding anything contained in this lease to the contrary, the obligations of Landlord under this Lease (including any actual or alleged breach or default of Landlord) do not constitute personal obligations of the individual partners, directors, officers, shareholders, agents of employees of Landlord or of Landlord's partners or agents, and Tenant shall not seek recourse against any such persons or entities or any of their personal assets for satisfaction of any liability with respect to this Lease. In addition, in consideration of the benefits accruing hereunder to Tenant and notwithstanding anything contained in this Lease to the contrary, Tenant hereby covenants and agrees for itself and all of its successors and assigns that the liability of Landlord for its obligations under this Lease (including any liability as a result of any actual or alleged failure, breach or default hereunder by Landlord) shall be limited solely to, and Tenant's and its successors' and assigns' sole and exclusive remedy shall be against, Landlord's interest in the Building and proceeds therefrom, and no other assets of Landlord.

         33.18 If Tenant is identified herein as a corporation, then the persons executing this Lease on behalf of Tenant hereby represent that they are duly authorized to execute and deliver this Lease on behalf of Tenant pursuant to Tenant's by-laws or a resolution Of its board of directors.

         If Tenant is identified herein as a partnership, the undersigned represents that they are all of the general partners of Tenant, that Tenant has been formed under the laws of the State of California, and is duly qualified to do business in the State of California, and that this Lease is being executed on behalf of Tenant. Each of the partners of Tenant executing this Lease agrees that he or she and Tenant are irrevocably bound by execution of any amendment to or modification of this Lease by one or more of the partners of Tenant. Tenant agrees that each now partner in Tenant shall be obligated under this Lease, in the same fashion as the existing partners, and that each now partner shall execute a copy of this Lease and deliver it to Landlord within 60 days after that partner's admission to the partnership. In the event that such newly admitted partner is a corporation, the principal or principals for whose benefit the corporation has been organized shall execute and deliver to Landlord a lease guaranty in form acceptable to Landlord. Each newly admitted partner in Tenant shall be jointly and severally liable with the remaining partners for the performance and satisfaction of all obligations of the Tenant under this Lease accruing from and after the effective date of the admission of the now partner to the Partnership. If the provisions of this paragraph we satisfied, the admission of a now partner shall not be considered an assignment of the lease for the purposes of Section 17 hereof.

         33.19 Subject to the provisions of Section 17 above, and except as otherwise provided in this Lease, all of the covenants, conditions and provisions of this Lease shall be binding upon, and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives and permitted successors and assigns; provided, however, that no rights shall inure to the benefit of any transferee of Tenant unless the transfer to such transferee is made in compliance with the provisions of Section 17, and no options or other rights which are expressly made personal to the original Tenant hereunder or in any rider attached hereto shall be assignable to or exercisable by anyone other than the original Tenant under this Lease.

         33.20 The voluntary or other surrender of this Lease by Tenant or mutual termination thereof shall not work as a merger and shall, at this option of Landlord, either (a) terminate all and any existing subleases, or (b) operate as an assignment to Landlord of Tenant's interest under any or all such subleases.

         33.21 Except for Tenant's identity sign on the entry doors of the Premises and Tenant's elevator lobby identity sign on any full floor of the Building leased by Tenant (which signs shall be consistent with the Building's signage program and otherwise subject to Landlord's prior written approval), Tenant shall have no right to place any sign upon the Premises, the Building or the site on which the Building is located or which can be seen from outside the Premises.

         33.22 The effectiveness of this Lease and Landlord's obligations hereunder are subject to and conditional upon Tenant's delivery to Landlord of a lease guaranty in the form prescribed by Landlord in its sole discretion, fully executed by the guarantor or guarantors specified in Section N on page 2 of this Lease.

         34. "AS-IS" CONDITION. Tenant is taking the Premises in its "as-is" condition existing as of the execution date of this Lease, subject however to Landlord's demolition of existing tenant improvements in the Premises and Landlord's removal and replacement of certain asbestos-containing construction materials in the Premises, the scope of both of which shall be determined by Landlord in its reasonable discretion. Landlord shall have no obligation for the construction or modification of tenant improvements for Tenant. In constructing its own tenant improvements to the Premises, Tenant shall comply with the other applicable provisions of this Lease (including but not limited to Section 29) and shall utilize only contractors, materials, mechanics, materialmen, architects and engineers used and currently approved in writing by Landlord for work in the Building.

         35. TENANT'S SUPPLEMENTAL AIR-CONDITIONING. Tenant shall have the right to install in the Premises its own self-contained 24-hour heating, ventilating and air-conditioning unit, subject to compliance with the other provisions of this Lease, including but not limited to obtaining Landlord's prior written consent to the plans and specifications for the work and electrical requirements of the unit. Tenant shall in no event be permitted to exhaust such system out of the west side of the Building. Tenant shall pay all costs of electricity for such unit and, at Landlord's election, the electrical requirements for such unit shall be separately metered to Tenant at Tenant's expense.

         36. CONDITIONS TO EFFECTIVENESS. Tenant acknowledges that the Premises are currently occupied by another tenant pursuant to such tenant's existing lease with Landlord. Landlord is currently negotiating with such existing tenant to relinquish the Premises to Landlord prior to the currently scheduled expiration of its lease. Although Landlord presently anticipates it will execute a lease amendment or lease termination with such existing tenant concerning the Premises, Landlord cannot make any warranty or guarantee in that regard, and Landlord will only enter such a lease amendment or termination on terms acceptable to Landlord in its sole discretion. Tenant's sole remedies for the failure of Landlord to timely deliver possession of the Premises to Tenant for any reason including, but not limited to, the failure of the existing tenant to vacate, shall be those remedies prescribed in Section 2.1 of this Lease.

         IN WITNESS WHEREOF, this instrument has been duly executed by the parties hereto, as to the date first above written.

                                      PAC-WEST TELECOMM, INC.
                                      a California corporation

                                      By: /s/ Dennis V. Meyer
                                         ------------------------------
                                         Its:  Chief Financial Officer
                                               & Treasurer
                                             --------------------------

                                      By:
                                         ------------------------------
                                         Its:
                                             --------------------------


                                      ONE WILSHIRE ARCADE IMPERIAL, LTD.,
                                      a California limited partnership
                                      By Paramount Group, Inc. Agent

                                      By:
                                         ------------------------------
                                         Its:
                                             --------------------------

                                      By: /s/ Roger S. Newman
                                         ------------------------------
                                         Its:
                                             --------------------------
                                             Senior Vice President
                                             Property Management Office
                                             Buildings

                       ONE WILSHIRE ARCADE IMPERIAL, LTD.

                            FIRST AMENDMENT TO LEASE
                          RE TELECOMMUNICATIONS CONDUIT


PARTIES:                   ONE WILSHIRE ARCADE IMPERIAL, LTD.,
                           a California Limited Partnership
                           624 S. Grand Avenue, Suite 1207
                           Los Angeles, CA  90017
                           ("Landlord")

                           PAC-WEST TELECOMM, INC.
                           a California Corporation
                           624 So. Grand Avenue, Suite 1210
                           Los Angeles, CA  90017

DATE:                      December 11, 1996

PLACE:                     Los Angeles, California

                                    RECITALS
                                    --------

         A. Landlord and Tenant have previously entered into a lease, dated July 3, 1996, as amended to date (the "Lease"). The Lease pertains to Suite 1210 (the "Premises") in Landlord's office building at 624 South Grand Avenue, Los Angeles, California 90017 (the "Building").

         B. Tenant wishes to lease from Landlord certain conduit space outside the Premises, running from floor P-1 up through 17th floor of the Building, for use in Tenant's telecommunications business. Landlord is willing to lease Tenant such conduit space on the terms and conditions set forth below.

         NOW, THEREFORE, the parties hereby agree as follows:

                                    AGREEMENT
                                    ---------

         1. Lease and Use of Conduit. Landlord hereby lease to Tenant, as part of the Premises for the balance of the Lease term, the conduit space described below (the "Conduit Space"). Tenant shall use the Conduit Space solely for telecommunications cable to connect the Premises to other telecommunications companies that lease space on the floors of the Building through which the Conduit Space passes. Any such connection shall require the mutual written agreement of Tenant and the other affected telecommunications company.

         The Conduit Space is contained within one, one-inch conduit running from P-1 through 17th floor. The location of the Conduit Space is:

                  In the conduit closet located in the northwest corridor of the building on each floor and in the parking garage.

         The Conduit Space runs through a conduit closet on each floor and then to the parking level P-1. Access to the conduit closet on each floor shall, at Landlord's election, be restricted so that no entry to the closet will be permitted unless Landlord's designated contractor or other representative is present. Landlord may require any installation of cable in the Conduit Space or any connection of Tenant's cable to the Premises or cable of other tenants in the Building to be performed by Landlord's approved contractor. All costs of such installations and connections (including but not limited to Landlord's administrative fee) and the ongoing use and maintenance of such items shall be at Tenant's sole expense. Tenant shall pay Landlord any costs incurred by Landlord, together with Landlord's administrative fee, within ten days after Tenant's receipt of a bill for such items. Tenant's use of the Conduit Space and such cable and connecting lines shall comply with all applicable laws, the other provisions of the Lease, and such Building Rules as are adopted by Landlord from time to time, and shall not interfere in any way with the operation of the Building or with the use by any other tenant of the Building of such tenant's premises or the common area of the Building. All required cabling and connecting lines shall be installed out of sight.

         Prior to any installation of cable in the Conduit Space or connecting lines to the Premises or the premises of other tenants, Tenant shall obtain Landlord's written approval of (i) the plans and specifications for all such work; (ii) a description of the areas to which Tenant or the contractor will require access both for the initial work and for ongoing maintenance of the installations; (iii) the names and credentials of all contractors who will perform such work (subject to Landlord's right to require the use of Landlord's approved contractor); (iv) copies of all liability, casualty and worker's compensation insurance applicable to construction, maintenance and ongoing operation of the improvements and installations; (v) copies of all governmental permits required for the work; and (vi) in the case of connecting lines to the Premises or cable systems of another tenant, the written consent of such other tenant to the work. Any such connection outside of the conduit closet shall be subject to Landlord approval and shall be governed by a separate lease agreement.

         2. Conduit Rent. Tenant agrees to pay Landlord additional rent for the Conduit Space, which initially shall be a one-time payment of $17,500 due and payable no later than January 30, 1996. Of the $17,500, $12,000 shall be payable as the Tenant's participation fee for the new conduit shaft and meet me room. Tenant shall sign a separate agreement relative to the use of the conduit shaft and meet me room. The monthly charges for the meet me room will be $350 for a cabinet and $750 for a cage, depending on tenant's selection. The remaining $5,500 one-time is for the one inch conduit from 17 to P1. The additional rent for the Conduit Space shall be $50 per month, subject to adjustment as provided below. Such additional rent shall be due and payable to Landlord on the first day of each month or portion of a calendar month throughout the balance of the Lease term, together with Tenant's Base Rent and other monthly charges, with the first installment of additional rent due on January 1, 1996. Thereafter, the amount of such monthly conduit rent may be adjusted by Landlord from time to time in its sole discretion upon prior written notice to Tenant.

         3. Indemnity and Waiver. Tenant hereby agrees to indemnify and hold harmless Landlord and its partners, its agent Paramount Group, Inc. and their respective officers, directors, shareholders, agents and employees (collectively, the "Landlord Group") from and against any and all claims (including but not limited to claims for bodily injury or property damage), actions, mechanic's liens, losses, liabilities, and expenses (including reasonable attorney fees and costs of defense by Landlord's legal counsel) (collectively, "Claims"), which may arise from the installation, operation, use, maintenance or removal of the cable and connecting lines pursuant to this Amendment. Similarly, Tenant shall pay upon demand by Landlord the cost to repair any damage to the Building caused by such installation, operation, use, maintenance or removal. Tenant hereby waives and releases the Landlord Group from any Claims Tenant may have at any time (including but not limited to Claims relating to interruptions in services) arising out of or relating in any way to the installation, operation, use, maintenance, or removal of the cable and connecting lines described in this Amendment, whether or not caused by the negligence of any member of the Landlord Group or Landlord's contractors.

         4. Removal of Cable and Connecting Lines. Tenant agrees that, upon the expiration or termination of the Lease, Tenant (or, at Landlord's election, the contractor designated by Landlord) shall promptly remove, at Tenant's sole cost and expense, all cable, connecting lines, and other installations installed under this Amendment (excepting the 4-inch conduit itself, which shall remain the property of Landlord), and restore those portions of the Building damaged by such removal to their condition immediately prior to the installation of such items. If Tenant fails to promptly remove all such items pursuant to this
Section 4, or if Landlord elects to have such work performed by Landlord's contractor, Landlord may remove such items installed hereunder, and restore those portions of the Building damaged by such removal to their condition immediately prior to the installation, in which case Tenant agrees promptly to pay Landlord's reasonable costs of removal and restoration, including Landlord's administrative fee.

         5. Applicability of Other Provisions. Except as explicitly provided otherwise herein, Tenant's obligations under the Lease for the protection of the Building, Landlord, the Landlord Group, and third parties, including but not limited to Tenant's obligation regarding maintenance, repairs, mechanic's liens, insurance, attorneys' fees and cost of suit, shall apply in the same fashion with respect to Tenant's use of the Conduit Space and the cable and connecting lines described in this Amendment as they do with respect to Tenant's use of the Premises.

         6. Miscellaneous. This Lease supersedes all prior or contemporaneous understandings, negotiations, or agreements between the parties, whether written or oral, with respect to its subject matter. This Lease may be further amended only in a writing signed by both Landlord and Tenant.

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and at the place first written above.

LANDLORD:                                ONE WILSHIRE ARCADE IMPERIAL, LTD.
                                         a California Limited Partnership
                                         By:  Paramount Group, Inc., Its Agent

                                         By: /s/ Daniel K. Brown
                                            -----------------------------------
                                                  Daniel K. Brown
                                            Its: Director - Property Management
                                                -------------------------------

                                         By:
                                            -----------------------------------
                                            Its:
                                                -------------------------------


TENANT:                                  Pac-West Telecomm, Inc.
                                         a California Corporation

                                         By: /s/ Dennis ????????????
                                            -----------------------------------
                                            Its: C.F.O.
                                                -------------------------------

                                         By:
                                            -----------------------------------
                                            Its:
                                                -------------------------------

                       ONE WILSHIRE ARCADE IMPERIAL, LTD.

                       SECOND AMENDMENT TO LEAE RE LICENSE
                      FOR USE OF TELECOMMUNICATIONS CONDUIT
                    AND SPECIAL CONDUIT INTERCONNECTION ROOM


PARTIES: ONE WILSHIRE ARCADE IMPERIAL, LTD., a California Limited Partnership 624 S. Grand Avenue, Suite 1207
                                    Los Angeles, CA 90017
                                    ("Landlord")

                                    PAC-WEST TELECOMM, INC.
                                    a California Corporation
                                    624 So. Grand Avenue, Suite 1210
                                    Los Angeles, CA  90017
                                    ("Tenant")

DATE:                               March 20, 1997

PLACE:                              Los Angeles, California

                                    RECITALS
                                    --------

         A. Landlord is the owner of the One Wilshire Building, located at 624
S. Grand Avenue, Los Angeles, California 90017 (the "Building"). Landlord leases to Tenant Suite 1210 in the Building (the "Premises") pursuant to a written lease dated July 3, 1996, as amended to date (the "Lease").

         B. Landlord has set aside a portion of the fourth floor of the Building for use as a special conduit room (the "Conduit Room") and has set aside a portion of the Building's parking elevator shaft for use as a special conduit shaft (the "Conduit Shaft"). The purpose of the Conduit Room and the Conduit Shaft will be to facilitate interconnections between various telecommunications company tenants in the Building who elect to participate.

         C. Tenant wishes to obtain a license from Landlord for use of the Conduit Room, in common with others, and use of certain conduit space (the "Connecting Conduit") running from the Premises through the Conduit Shaft to the Conduit Room. Landlord is willing to give Tenant a non-exclusive license, revocable by Landlord at will under the circumstances described in Section 5 below, for use of the Conduit Room and the Connecting Conduit on the terms and conditions set forth below.

         NOW, THEREFORE, the parties hereby agree as follows:

                                    AGREEMENT
                                    ---------

         1. License and Use of Conduit. Landlord hereby grants to Tenant a non-exclusive license, revocable by Landlord at will under the circumstances described in Section 5 below, for use of the Conduit Room and the Connection Conduit. Such use shall be on the terms and conditions set forth in this Amendment. Tenant shall have the right to commence such use on or after the date Landlord first makes the Conduit Room available for use by Landlord's licensees following Landlord's construction of the Conduit Room and installation of the Connecting Conduit (the "Effective Date"). If for any reason the Conduit Room has not been constructed or the Connecting Conduit has not been installed by the estimated Effective Date of June 1, 1997, Landlord shall have no liability to Tenant for such delay. However, in such event, Tenant, as Tenant's sole and exclusive remedy, shall have no obligation for the monthly license fee described in Section 2 until the Conduit Room has been constructed, the Connecting Conduit has been installed, and the Effective Date has occurred.

         In connection with Tenant's use of the Conduit Room, Tenant shall be provided with use of the following items ("Landlord Installations") in the Conduit Room in the quantities indicated:

         _____    22-inch relay racks

         ___1_    2' by 2' lockable cabinets

         _____    4' by 6' lockable cages

         The Connecting Conduit shall run from the Premises and through the Conduit Shaft to one of Tenant's racks, cages or cabinets in the Conduit Room, as designated by Tenant. Landlord, in its reasonable discretion, shall designate which conduit in the Conduit Shaft shall be used for the Connecting Conduit. The Connecting Conduit shall consist of conduit in the following quantities and sizes:

         ___1_    1-inch conduits

         _____    4-inch conduits

         Tenant acknowledges that other tenants and licensees in the Building will also be using similar Landlord Installations in the Conduit Room. Tenant agrees to use the Conduit Room only for the purpose of facilitating interconnections between Tenant's telecommunications system and the telecommunications systems of other tenants and licensees who reserve Landlord Installations in the Conduit Room and who consent in writing to such an interconnection. Tenant agrees not to store, install or use any equipment, conduit, cable, wiring, connecting lines or other property of Tenant in the Conduit Room for any other purpose. Tenant shall cooperate in keeping the Conduit Room locked and in restricting access to the Conduit Room to employees, contractors and other persons who need access in order to facilitate such interconnections. In no event shall Tenant cause (or permit its employees, representatives, contractors or invitees to cause) any interference with or damage to the Landlord Installations, equipment, conduits, cable, wiring or connecting lines owned or used by other tenants in the Conduit Room. Landlord shall equip the Conduit Room with security cameras and a 24-hour security access system. Landlord shall also provide all tenants and licensees of Landlord who use the Conduit Room with standard specifications for all wiring, cabling and connecting lines to be installed in the Conduit Room by such tenants or licensees. Landlord also shall have the right, in Landlord's reasonable discretion, to enforce such other security measures and installation guidelines as Landlord deems appropriate. However, Landlord shall have no liability to Tenant for any damage or interference caused by any person to the Landlord Installations assigned to Tenant or to the cable, wiring, connecting lines, equipment or other property of Tenant in the Conduit Room or the Connecting Conduit.


         Landlord's only obligation to Tenant regarding the installation of facilities pursuant to this Amendment shall be to install the Landlord Installations assigned to Tenant in the Conduit Room and the Connecting Conduit. The cost of such work, together with Landlord's related administrative fee, is included in Tenant's installation payment to Landlord described in item (b) in Section 2 below. Tenant's share of Landlord's cost of constructing the Conduit Room and the Conduit Shaft themselves is included in Tenant's one-time payment described in item (a) in Section 2.

         All installation of wiring or cabling that Tenant wishes installed in the Connecting Conduit shall be installed by Landlord's designated contractor at Tenant's expense. Tenant agrees to pay Landlord the cost of such work, together with Landlord's 10% administrative fee, within 10 days after receipt of a billing from Landlord. Landlord shall have the right, at Landlord's election, to require Tenant to pay for the work in advance.

         All installation of wiring, cabling and connections for Tenant's use within the Conduit Room, including but not limited to any wiring, cabling or connections in or about the Landlord Installations, shall be performed at Tenant's sole expense by a qualified, duly licensed contractor selected by Tenant. Landlord shall have no obligation or liability with respect to such work by Tenant's contractors. Tenant shall cause all such work by Tenant's contractors to be completed and paid for promptly to prevent any mechanic's liens being filed. Tenant shall also cause all such work by Tenant's contractors to comply with Landlord's rules and regulations in effect from time to time for work in the Building, as well as the requirements in Landlord's Special Conduit Room Rules in effect from time to time. (The Special Conduit Room Rules initially shall be as set forth in Exhibit A.) Such requirements include, but shall not be limited to, the requirements that, prior to starting the work, the contractor or Tenant must provide to Landlord (i) evidence of insurance coverage for the work in conformity with the standards in Landlord's rules, (ii) copies of all legally required permits for the work, and (iii) a copy of the written consent of any other licensee in the Conduit Room with whose facilities a connection will be made as part of the work. Tenant shall notify Landlord in writing before Tenant's contractor commences any such work, so that Landlord may, if Landlord so elects, past notices of nonresponsibility.

         Tenant's ongoing use of the Conduit Room, the Connecting Conduit and Tenant's cable, wiring, and connecting lines shall comply with all applicable laws, the other provisions of the Lease, and the Building's rules (including but not limited to the Special Conduit Room Rules) adopted by Landlord from time to time. Tenant's use shall not interfere in any way with the operation of the Building or with the occupancy or activities of any other tenant.

         2. License Fees. Tenant agrees to pay Landlord a license fee for use of the Conduit Room and the connecting Conduit, which initially shall be (a) a one-time participation fee of $17,500 for use of the Conduit Room, plus (b) installation costs for the Connecting Conduit and for the Landlord Installations assigned to Tenant in the conduit Room (not including Tenant's cable, wiring, or connecting lines in the Connecting Conduit and the Conduit Room). Landlord acknowledges the prior payment by Tenant of the required participation fee in part (a) above. The additional installation amounts of section b shall be due and payable within 30 days of the actual installation date. Landlord shall provide a final estimate of the installation costs prior to installation. (No portion of such amounts shall be refundable if the Lease or this license is terminated for any reason.)

         After Tenant's initial payment, the license fee for the Conduit Room and the Connecting Conduit shall be $350 per month, subject to adjustment as provided below. Such license fee shall be due and payable to Landlord on the first day of each month or portion of a calendar month throughout the balance of the Lease term, unless and until this license is revoked by Landlord in accordance with Section 5 below. (Any such revocation shall not affect the balance of the Lease, except that Landlord may treat any default by Tenant hereunder as a default under the Lease.) Such license fee shall be paid together with Tenant's Base Rent and other monthly charges, with the first such installment of the license fee due on the Effective Date. The monthly license fee for any partial calendar month shall be equitably prorated, as calculated by Landlord in its reasonable discretion. In addition to the monthly charges stated above, Tenant shall be obligated to pay for any power usage on a monthly basis if Tenant requires equipment to be hooked up to a power source.

         The amount of the monthly lease fee shall be adjusted as each January 1 during the Lease term. For purposes of calculating such adjustment, the Consumer Price Index for All Urban Consumers, U.S. City Average, All Items (1967 = 100), unadjusted (herein the "Index") published by the Bureau of Labor Statistics of the United States Department of Labor for the month during which the Effective Date occurs shall be the base Index figure (the "Base Index"). The Base Index shall be compared to the Index figure for December of each year during the term of the Lease, including the initial partial calendar year during which the Effective Date occurs. In the event that the Index figure for December of any year during the term of the Lease shall be greater than the Base Index, then in addition to the monthly license fee, Tenant shall pay to Landlord a monthly amount equal to the same percentage increase in the monthly license fee as the percentage increase in the Index for such December over the Base Index. Such amount shall be payable monthly commencing with the payment of the license fee for the January immediately following such December.

         In the event that the Index for any December during the term of the Lease is not yet available upon the date that any installment of the monthly license fee is due, Tenant shall continue paying the monthly license fee, as previously adjusted, in the amount applicable for such December until the Index for that month is published, whereupon Tenant shall immediately pay Landlord the adjustments which would have been due in the months following such December had the Index for such December been available. In the event that publication of the Index is discontinued, Landlord and Tenant agree that the index of consumer prices which is most closely analogous to the Index shall be used in place of the Index for calculation of the adjustments payable hereunder. In the event that the referents of techniques employed in the calculation of the Index shall be modified and such modification would have resulted in a different figure for the Base Index, Landlord and Tenant agree that the Base Index shall be appropriately adjusted and that the Index, as modified, shall be used as provided hereunder.

         3. Indemnity and Waiver. Tenant hereby agrees to indemnify and hold harmless Landlord and its partners, its agent Paramount Group, Inc. and their respective officers, directors, shareholders, agents and employees (collectively, the "Landlord Group") from and against any and all claims (including but not limited to claims for bodily injury or property damage), actions, mechanic's liens, losses, liabilities, and expenses (including reasonable attorney fees and costs of defense by Landlord's legal counsel) (collectively, "Claims"), which may arise from the installation, operation, use, maintenance or removal of conduit, cable, wiring, connecting lines, equipment or other property pursuant to this Amendment or from Tenant's use of the Conduit Room, the Connecting Conduit, or the Landlord Installations. Similarly, Tenant shall pay upon demand by Landlord the costs to repair any physical damage to the Building caused by such installation, operation, use, maintenance or removal. Tenant hereby waives and releases the Landlord Group from any Claims Tenant may have at any time (including but not limited to Claims relating to interruptions in services) arising out of or relating in any way to the installation, operation, use, maintenance, or removal of conduit, cable, wiring, connecting lines, equipment or other property described in this Amendment or Tenant's use of the Conduit Room, the Connecting Conduit, or the Landlord Installations, whether or not caused by the negligence of any member of the Landlord Group or Landlord's contractors. Such waiver and release shall not apply to Claims to the extent caused by Landlord's willful misconduct. However, in no event shall Landlord or any member of the Landlord Group be liable to Tenant for lost profits or consequential, incidental or punitive damages of any kind.

         4. Removal of Cable, Wiring and Connecting Lines. Tenant agrees that, upon the termination of this license as described in Section 5 below, Tenant (or, at Landlord's election, the contractor designated by Landlord) shall promptly remove, at Tenant's sole cost and expense, all cable, wiring, connecting lines, and other installations, equipment or property installed or placed by or for Tenant in the Conduit Room or the Connecting Conduit (excepting the Connecting Conduit itself and the Landlord Installations, which shall remain the property Landlord), and restore those portions of the Building damaged by such removal to their conditions immediately prior to the installation or placement of such items. If Tenant fails to promptly remove all such items pursuant to this Section 4, or if Landlord elects to have such work performed by Landlord's contractor, Landlord may remove such items and restore those portions of the Building damaged by such removal to their condition immediately prior to the installation or placement of such items, in which case Tenant agrees promptly to pay Landlord's reasonable cost of removal and restoration, including Landlord's administrative fee.

         5. No Lease or Easement of Conduit Room or Connecting Conduit; Termination of License. Tenant acknowledges that the rights granted to Tenant hereunder do not constitute a lease of any portion of the Conduit Room, the Connecting Conduit or the Landlord Installations nor an easement, but rather constitute a non-exclusive license for use in common with others. Such license is revocable by Landlord in Landlord's sole discretion upon any default by Tenant under the Lease which is not cured within the applicable cure period. Landlord shall retain such rights of revocation notwithstanding any expenditure of money on the installations described herein or other actual or alleged reliance by Tenant. Such revocation shall be made by written notice from Landlord to Tenant. The license shall terminate in any event, without notice from Landlord, upon the expiration or termination of the Lease. Such license is personal to Tenant, and Tenant's rights hereunder may not be assigned (except in connection with a permitted assignment of Tenant's entire interest in the Lease), sub-licensed, or otherwise transferred in any fashion, regardless of whether such an arrangement is called an assignment, a sub-license, a co-location agreement or any other name. Tenant agrees not to permit any third party or place, use or operate their own equipment, wiring, cabling or connecting lines in or about Tenant's Landlord Installations or Connecting Conduit. Any default by Tenant under this Amendment shall be deemed to be a default under the Lease. The license fee described in Section 2 above shall be deemed to be additional rent for the Premises described in the Lease, and Tenant acknowledges that the availability of the license enhances the value of those Premises. Tenant shall remain obligated for such additional rent for the balance of the Lease term, and shall remain obligated for Tenant's other obligations under this Amendment, regardless of whether Tenant actually makes use of the license, or whether Tenant surrenders the license, or whether the license is terminated due to Tenant's default under the Lease.

         6. Applicability of Other Provisions. Except as explicitly provided otherwise herein, Tenant's obligations under the Lease for the protection of the Building, Landlord, the Landlord Group, and third parties, including but not limited to Tenant's obligations regarding maintenance, repairs, mechanic's liens, insurance, attorneys' fees and costs of suit, shall apply in the same fashion with respect to Tenant's use of the Conduit Room, the Connecting Conduit and the Landlord Installations as they do with respect to Tenant's use of the Premises.

         7. Miscellaneous. This Amendment supersedes all prior to contemporaneous understandings, negotiations, or agreements between the parties, whether written or oral, with respect to its subject matter. The Lease, as amended herein, may be further amended only in writing signed by both Landlord and Tenant.

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and at the place first written above.

LANDLORD:                                 ONE WILSHIRE ARCADE IMPERIAL, LTD.
                                          a California Limited Partnership
                                          By:  Paramount Group, Inc., Its Agent

                                          By:   /s/ Daniel K. Brown
                                             ---------------------------------
                                                Daniel K. Brown
                                          Its:  Director - Property Management
                                              --------------------------------

                                          By:
                                             ---------------------------------

                                          Its:
                                              --------------------------------


TENANT:                                   PAC-WEST TELECOMM, INC.
                                          a California Corporation

                                          By: /s/ Dennis ????????
                                             ---------------------------------

                                          Its: Treasurer
                                              --------------------------------

                                          By:
                                             ---------------------------------

                                          Its:
                                              --------------------------------

                                     [LOGO]
                                    PARAMOUNT
                                   GROUP, INC.


                                    EXHIBIT A

                              ONE WILSHIRE BUILDING
                              ---------------------
                        CONDUIT ("MEET POINT") ROOM RULES
                        ---------------------------------

         The Meet Point Room is a conduit room located on the fourth floor of the One Wilshire building located at 624 S. Grand Avenue, Los Angeles, California 90017 (the "Building") for the special purpose of facilitating interconnections between various telecommunications providers and users who currently hold licenses with the Building for the use of such facilities ("Participants"). As a condition to maintaining their license and to the ongoing use of the Meet Point Room, all Participants must comply with the Meet Point Room Rules set forth herein and as may be adopted or revised by the Building in its reasonable discretion from time to time.

         These Meet Point Room Rules are in addition to the terms, covenants, and conditions of any agreement (including but not limited to a lease) between Participant and the Building for use of the Meet Point Room. In the event these Rules conflict with any provision of such agreement, such agreement shall control.

         The Building may waive any one or more of these Meet Point Room Rules for the benefit of a Participant, but no such waiver by the Building shall be construed as a waiver of such Rules in favor or anyone other than such Participant for whose benefit such waiver was expressly intended, nor prevent the Building from thereafter enforcing such Rules against such Participant or any or all of the other Participants.

         The Building reserves the right to make such other and reasonable Meet Point Room Rules as, in its judgment, may from time to time be necessary or desirable. Participant agrees to abide by all such Meet Point Room Rules as stated herein and any additional reasonable rules and regulations which are adopted.

1. Participants must furnish the Building with the names (and other necessary identification as Building may require) of its personnel who are authorized by Participant to enter the Meet Point Room. Participants are responsible for keeping such authorized user list current.

2. Participants wishing to enter into the Meet Point Room must sign in at the Meet Point Room log book located at the Building Security Desk.

3. Each person wishing to enter the Meet Point Room must be on the authorized user list. Positive proof of identity is required before entrance to the Meet Point Room is permitted. A driver's license or other authenticated photograph identification is the only acceptable form of positive proof. Such form of identification will be held as security until Participant completes Participant's activities in the Meet Point Room.

4. Each person wishing to enter the Meet Point Room must obtain a security access card from Building Security each time he or she wishes to enter. On entering or leaving the Meet Point Room, Participant must make sure the door is shut and not left ajar.

5. If Participant intends to perform cross-connect work in the Meet Point Room, upon entry Participant must submit a fully executed (by Participant and the Building's authorized representative) Cross-Connect Authority Form in the form provided by the Building.

6. Upon leaving the Meet Point Room, Participant must sign out in the Meet Point Room log book at which time Participant's photo identification will be returned.

7. All activities in the Meet Point Room must be in compliance with the law including all applicable local, state, and federal laws, rules, codes and regulations.

                                     CRR-1

8. Participants desiring to interconnect to another Participant's cross-connect array must negotiate such interconnection directly with such other Participant and the building shall have not obligation in that regard.

9. All cross-connects must be accomplished utilizing industry-standard cable and wire that complies with the local Building code and other applicable laws and following approved procedures.

10. All wiring shall be routed through the furnished channels, raceways, etc. All cable shall be dressed-in and secured so as to ensure a professional appearance, run straight and level, with 90 degree corners where possible. Where tie wraps are used, the end shall be cut to preserve the professional appearance.

11. Groups of cable routed to the Meet Point Room shall remain bundled together to the degree possible for easy identification.

12.      All cables must be clearly labeled utilizing Building-provided tags.

13.      The Meet Point Room must be kept clean and free of debris at all times.

14. Tampering in any way with other Participants' circuits and cross-connects is not permissible and is grounds for immediate revocation of Participant's Meet Point Room rights. All other infractions of Meet Point Room Rules must be corrected within the notice and cure period prescribed in Section 5(a) of the Agreement to which these rules are attached.

15. If circuit tamper is detected at any time by any Participant, it must be reported immediately to the Building Security Desk.

16. Notification of infraction is accomplished by Building Management's delivery of a written warning to the Participant.

17. Receipt of three (3) warnings within a six-month period is cause for immediate revocation of Meet Point Room participation rights.

18. Upon expiration or revocation of Meet Point Room participation rights, Participant must make arrangements to vacate the Meet Point Room and remove all cross-connects associated with Participant's assigned array(s) within 30 calendar days of notification.


                                     CRR-2

                              PARAMOUNT GROUP, INC.
                       ONE WILSHIRE ARCADE IMPERIAL, LTD.

                            THIRD AMENDMENT TO LEASE
                            ------------------------


PARTIES: ONE WILSHIRE ARCADE IMPERIAL, LTD., a California Limited Partnership 624 S. Grand Avenue, Suite 1207
                                    Los Angeles, CA  90017
                                    ("Landlord")

                                    PAC-WEST TELECOMM, INC.
                                    a California Corporation
                                    624 So. Grand Avenue, Suite 1210
                                    Los Angeles, CA  90017

DATE:                               April 24, 1998

PLACE:                              Los Angeles, California


                                    RECITALS
                                    --------

         A. Landlord and Tenant are the parties to a lease dated July 3, 1996, as amended by a Lease Commencement Certificate dated October 23, 1996, a First Amendment to Lease re Telecommunications Conduit dated December 11, 1996, and a Second Amendment to Lease re License for Use of Telecommunications Conduit and Special Conduit Interconnection Room dated March 20, 1997 (collectively, the "Lease"), concerning premises (the "Premises") consisting of Suite 1210 in Landlord's office building at 624 South Grand Avenue, Los Angeles, California 90017 (the "Building").

         B. Landlord and Tenant now desire to expand the Premises under the Lease to include Suite 1204 in the Building consisting of approximately 2,140 rentable square feet ("Suite 1204") and certain roof and antenna space on or about May 1, 1998. Suite 1204 is more particularly shown on Exhibit A attached hereto.

         C. Landlord is willing to expand the Premises on the terms and conditions set forth in this Third Amendment to Lease.

         THEREFORE, Landlord and Tenant hereby amend the Lease in the following particulars only:

                                    AGREEMENT
                                    ---------

         1. Expanded Premises. Effective on the later of May 1, 1998, or the date upon which Landlord tenders possession of Suite 1204 to Tenant (the "Expansion Date"), Suite 1204 shall be included as part of the Premises for all purposes under the Lease.

         Notwithstanding anything to the contrary contained herein, if for any reason Landlord does not tender possession of Suite 1204 to Tenant on or before June 1, 1998, then Tenant shall have the right to cancel this Third Amendment to Lease by delivering to Landlord written notice of such cancellation at any time thereafter, provided that Tenant delivers such notice of cancellation to Landlord prior to Landlord's tender of possession of Suite 1204 to Tenant. Such right of cancellation of this Third Amendment to Lease shall be Tenant's sole remedy for Landlord's failure to tender possession of Suite 1204.

         2. Base Rent for Expansion Space; CPI Increases. Commencing on the Expansion Date, Tenant shall pay to Landlord, in addition to the Base Rent owing for the existing Premises, and in addition to the Condenser Space rent described in Section 8 below, a Base Rent for Suite 1204 in accordance with the following schedule:

                                             Monthly            Monthly
             Period                        Base Rent        Rent Credit
             ------                        ---------        -----------
From May 1, 1998 to July 31, 1998          $5,350.00         $5,350.00
From Aug. 1, 1998 to Sept. 30, 2006        $5,350.00          (None)

         The Base Rent for the period from August 1, 1998 to August 31, 1998, shall be prepaid by Tenant upon execution of this amendment. If the Expansion Date is after May 1, 1998, then all dates in the above schedule (except the September 30, 2006 expiration date) shall be correspondingly delayed.

         The Base Rents for Suite 1204 in the above schedule are subject to further adjustment pursuant to the Rent Escalation Rider (concerning change sin the Consumer Price Index) attached to the original Lease; provided, however, that for purposes of applying the provisions of such Rider to the Base Rent for Suite 1204, the "Base Index" under such Rider shall be December, 1997, rather than June, 1996.

         Base Rents for any partial calendar month shall be equitably prorated as calculated by Landlord in its reasonable discretion.

         3. Taxes and Operating and Utility Costs for Expansion Space. Effective upon the Expansion Date and continuing for the balance of the Lease term, as it may be extended, Tenant shall also be responsible for rent escalations attributable to Suite 1204 as described in Section 4 of the Original Lease; provided, however, that (1) Tenant's rent escalations for Suite 1204 pursuant to such Rider shall be calculated separately from the escalations for the original Premises; (2) the Tenant's "Percentage Share" for purposes of such calculations for Suite 1204 shall be 0.378%; (3) the base year for Real Estate Taxes for purposes of such calculations for Suite 1204 shall be changed from tax fiscal year 1996-1997 to tax fiscal year 1997-1998; and (4) the base year for Operating Costs and Utility Costs for purposes of such calculations for Suite 1204 shall be changed from 1996 to 1998.

         4. Tenant to Take Expansion Space "As Is". Tenant shall accept Suite 1204 in its "as is" shell condition existing as of the Expansion Date.

         Landlord shall have no obligation to construct or modify tenant improvements for Tenant; provided, however, that prior to the Expansion Date, Landlord shall demolish the existing tenant improvements in Suite 1204. The precise scope of such demolition work shall be determined by Landlord in Landlord's reasonable discretion, except that Landlord shall not demolish any such improvements which Tenant requests Landlord to leave in Suite 1204 in a written notice delivered to Landlord within (5) days after the full execution and delivery by both parties of this Amendment. Tenant shall be solely responsible for making and paying for any and all tenant improvements to Suite 1204 that Tenant deems appropriate, subject to compliance with the terms and conditions of the Lease, including but not limited to those terms requiring Landlord's advance written approval of the work. Tenant shall only use contractors and subcontractors selected from Landlord's list of contractors and subcontractors currently approved by Landlord for work in the Building.

         5. Brokers. Unless otherwise agreed in writing, if Tenant has dealt with any real estate broker or other person or firm with respect to this Third Amendment to Lease, Tenant shall be solely responsible for the payment of any fee due said broker, person or firm and Tenant hereby indemnifies and holds Landlord harmless from and against and liability with respect thereto.

         6. Parking. Tenant's allotment of unreserved parking spaces as described in Section K on page 2 of the original Lease and in the Parking Space Rider to the original Lease is hereby increased from 5 unreserved space to 7 unreserved spaces.

         7. Extension Option. The Extension Option Rider to the original Lese shall apply to Suite 1204, the Condenser Space (described in Section8), and the emergency generator facilities described in the Emergency Generator Rider attached hereto, in the same fashion as to the original Premises and the conduit and generator facilities described in the original Lease. The options described in such Rider may be exercised by Tenant only as to the entire Premises, including Suite 1204, the Condenser Space, and the conduit and generator facilities, and if such an option is exercised, the rents for the original Premises, Suite 1204, the Condenser Space, and the conduit and generator facilities shall each be adjusted as provided in such Rider.

         8. Tenant's Supplemental Air-Conditioning; Condenser Space. Tenant shall have the right to install in Suite 1204 its own self-contained 24-hour heating, ventilating and air-conditioning unit, subject to compliance with the other provisions of this Lease, including but not limited to obtaining Landlord's prior written consent to the plans and specifications for the work and electrical requirements of the unit. Tenant shall in no event be permitted to exhaust such system out of the perimeter of the Building. Tenant shall pay all costs of electricity for such unit and, at Landlord's election, the electrical requirements for such unit shall be separately metered to Tenant at Tenant's expense.

         Tenant shall have the right to use a portion of the third floor roof of the Building for condenser units and related air-conditioning equipment for Tenant's system, but for no other use. Such area (the "Condenser Space") shall not exceed 20 feet by 15 feet in size and shall be designated by Landlord in its reasonable discretion.

         Commencing upon the date three (3) months after the Expansion Date and continuing for the balance of the Lease term, Tenant shall pay to Landlord, in addition to the Base Rent owing for the existing Premises and Suite 1204, a Base Rent for the Condenser Space of $1,000 per month. Such monthly Base Rent for the Condenser Space shall be due in advance on the first day of each month or partial calendar month throughout the remaining Lease term together with Tenant's regular Base Rent and other monthly charges, with the first payment due on the date three months after the Expansion Date. Rent for any partial calendar month shall be equitably prorated, as calculated by Landlord in its reasonable discretion. The Base Rent for the Condenser Space shall be subject to adjustment as described in the Rent Escalation Rider to the original Lease; provided, however, that for purposes of applying the provisions of such rider to the Base Rent for the Condenser Space, the "Base Index" under such Rider shall be December, 1997, rather than June, 1996.

         The installation and operation of any equipment in the Condenser Space shall be at the sole cost and expense of Tenant (including, but not limited to, costs of electrical supply, which, if Landlord so elects, shall be metered separately to Tenant at Tenant's expense). Any installation of equipment and the operation of any new or existing equipment shall require Landlord's prior written approval of (i) the plans and specifications for any installation work;
(ii) a description of the areas of the Building to which Tenant will require access both for the initial work and for ongoing maintenance of the improvements or installations; (iii)

The names of all contractors and subcontractors who will perform such work, all of whom shall be selected from Landlord's list of contractors approved for work in the Building; (iv) copies of all liability, casualty and worker's compensation insurance applicable to the construction, maintenance and ongoing operation of the improvements and installations; and (v) copies of all governmental permits required for the work. Such approval may be conditioned, among other things, upon Tenant's making or paying for any reinforcement to the Condenser Space reasonably deemed necessary by Landlord to support any equipment installed by Tenant.

         9. Security Deposit. Effective upon the execution and delivery of this Third Amendment to Lease, Tenant shall deliver to Landlord an additional Security Deposit of $5,350 to be held and used by Landlord pursuant to Section 6 of he original Lease, thereby bringing the total Security Deposit pursuant to such Section 6 to $17,850.

         10. Conduits. Tenant shall have the right, at Tenant's sole cost and expense, to install up to four 4-inch conduits connecting Suite 1204 with Tenant's original Premises in Suite 1210. Such conduits shall follow a route designated by Landlord in its reasonable discretion. Tenant shall perform the installation work in accordance with Section 29 and other applicable provisions of the original lease and shall obtain Landlord's prior written consent (which will not be unreasonably withheld) to the plans and specifications for the work and the contractor who will perform the work.

         11. Electricity Service. Tenant shall have the right to use up to a total of 600 amps from the new 3,000-amp service being installed by Landlord for the Building. Landlord anticipates that such service will be installed and connected to the 12th floor core of the Building May 1, 1998, but makes no representation or warranty in that regard. The additional 600 amps may be allocated between Suite 1204 and Suite 1210 as Tenant may elect. Tenant shall pay all costs of hooking up such suites to the new service as installed and connected by Landlord to the 12th floor core of the Building.

         In consideration for such right, Tenant agrees to pay Landlord the sum of $54,000 as additional rent. Such $54,000 shall be paid by Tenant to Landlord in 12 equal monthly installments of $4,500 each, due on the first day of each month for 12 consecutive months, with the first such installment due three months after the Expansion Date (or if the Expansion Date is not on the first day of a calendar month, then on the first day of the fourth full calendar month after the Expansion Date).

         If the Building's new 3,000-amp electrical service is not installed in the Building and connected to the 12th floor Building core by June 1, 1998, then for every day after June 1, 1998, until such installation and connection is complete, Tenant shall be entitled to an additional day of free Base Rent beyond the three-month free Base Rent period described in Section 2 above. Moreover, if such installation and connection work of Landlord is not completed by July 1, 1998, Tenant shall be entitled to cancel this Third Amendment to Lease (but not the balance of the Lease) by giving written notice of such cancellation to Landlord at any time prior to the completion of such installation. In such event, Tenant shall be entitled to a refund of any portion of the $54,000 fee described above which has then been paid to Landlord. The rent abatement and cancellation rights described in this paragraph shall be Tenant's sole and exclusive remedies for any delay in Landlord's installation and connection to the 12th floor core of the Building's new 3,000-amp service.

         All costs of connections of such new service from the Building core to Tenant's equipment and facilities shall be borne by Tenant.

         As with Tenant's existing electrical facilities, all of Tenant's actual electricity usage of the new service described above shall be separately metered at Tenant's expense, and Tenant shall pay to Landlord month, within 15 days after receipt of a billing from Landlord, the costs of such usage, including the utility cost and Landlord's reasonable administrative fee.

         12. Miscellaneous. This Third Amendment to Lease supersedes all prior or contemporaneous understandings, negotiations, or agreements between the parties, whether written or oral, with respect to its subject matter. This Third Amendment to Lease is part of and shall be attached as an addendum to the Lease. The Lease, as amended by this Third Amendment to Lease, may be further amended only in a writing signed by both Landlord and Tenant. All terms of the Lease which have not been expressly altered by this Third Amendment to Lease shall remain in full force and effect.

         13. Exhibits. The following exhibits and riders are attached to and are a part of this Third Amendment to Lease:

         Exhibit A - -  Floor Plan for Expansion Space
         Emergency Generator Rider

         IN WITNESS WHEREOF, the parties have executed this Third Amendment to Lease as of the date and at the place first written above.

TENANT:                                   PAC-WEST TELECOMM, INC.
                                          a California Corporation

                                          By: /s/ Dennis V. Meyer
                                             -------------------------------
                                             Its:  Treasurer
                                                 ---------------------------

                                          By:
                                             -------------------------------
                                             Its:
                                                 ---------------------------


LANDLORD:                                 ONE WILSHIRE ARCADE IMPERIAL, LTD.
                                          a California Limited Partnership
                                          By:  Paramount Group, Inc.
                                                  Its Agent

                                          By:     Roger S. Newman
                                             -------------------------------
                                             Its:  Senior Vice President
                                                 ---------------------------

                                          By:
                                             -------------------------------
                                             Its:
                                                 ---------------------------

                         [Floor Plan Appears Here]




                                                       EXHIBIT "A"

12TH FLOOR                                             PAC-WEST TELCOMM, INC.
ONE WILSHIRE BUILDING                                  Suite 1204
624 SOUTH GRAND AVE., LOS ANGELES, CA  90017           Approximately 2,140 sq ft

                        [PARAMOUNT GROUP Logo]Paramount
                                              Group, Inc.


                 EMERGENCY GENERATOR RIDER TO THIRD AMENDMENT

     1. The parties acknowledge that Landlord has installed a third Emergency Generator in the Building. Tenant is hereby granted the right to use up to 400 kilowatts of emergency power from such Emergency Generator in the event of an interruption of normal electrical service to the Premises during the Lease Term, provided that: (a) Tenant notifies Landlord in writing within thirty (30) days following the Expansion Date of the number of kilowatts (not to exceed 400 kilowatts) of emergency power which Tenant reserves the right to use; (b)
Tenant pays Landlord, at the times prescribed in Section 2 below, a one-time fee in an amount equal to $500 per kilowatt of emergency power so reserved; and (c) Tenant pays Landlord as additional rent under the Lease a monthly sum in an amount reasonably determined by Landlord in good faith based on the amount of emergency power reserved by Tenant, and Landlord's costs of operation, use, maintenance, fuel, oil, governmental permits, licenses and fees, insurance, Landlord's profit and administration and other expenses relating to the Emergency Generator. The monthly amount of the additional rent described in item
(c) initially shall be $1.20 per kilowatt per month. Tenant shall also pay the costs to connect Tenant's Premises to the Emergency Generator as described in
Section 4 below.

     2. Each such payment described in subparagraph 1(c) above shall be due on the first day of each month with Tenant's other rent payments, with the first such payment due on the date three months after the Expansion Date. Such monthly amount may be adjusted annually, in Landlord's discretion, during the term of the Lease and any extensions thereto. The one-time fee described in Section 1(b) above and the one-time fee described in Section 5 below shall be due and payable in 12 equal monthly installments, due on the first day of each month for 12 consecutive months, with the first such installment due on the date three months after the Expansion Date (or if the Expansion Date is not on the first day of a calendar month, then on the first day of the fourth full calendar month after the Expansion Date).

     3. Tenant's use of such emergency power shall be in accordance with such rules and regulations as may be established by Landlord from time to time.

     4. Landlord shall repair and maintain the Emergency Generator, provided that Tenant shall reimburse Landlord upon demand, as additional rent hereunder, for the cost of any repairs or extraordinary maintenance for the Emergency Generator necessitated by acts of Tenant or Tenant's employees, contractors, assignees, sublessees, agents, licensees or invitees. In addition, any installation of equipment, wiring or cabling in the Premises or the Building for the purpose of enabling Tenant to access the Emergency Generator shall be performed by Landlord in accordance with plans and specifications approved by the parties in writing in advance, and Tenant shall reimburse Landlord for the costs of such installation, including, but not limited to, design fees and costs of demolition.

     5. The Emergency Generator service described above is in addition to, not in lieu of, the Emergency Generator service already provided to Tenant from the Building's second Emergency Generator, as described in the Emergency Generator Rider to the original Lease. Pursuant to such original Emergency Generator Rider (as modified by subsequent agreement of the parties), Tenant is presently allocated 115 kilowatts of emergency power from the second Emergency Generator. The parties hereby amend such original Emergency Generator Rider to increase Tenant's allocation of emergency power from that second Emergency Generator by 85 kilowatts, to a total of 200 kilowatts of emergency power from that generator. The additional monthly rent for such additional 85 kilowatts (pursuant to Sections 1(c) and 2 of the original Emergency Generator Rider) shall be $1.20 per month per kilowatt (subject to further adjustment hereafter pursuant to such Rider). Tenant shall also pay to Landlord, at the times prescribed in Section 2 above, a one-time fee of $42,500 ($500 per kilowatt) for the right to be allocated such additional 85 kilowatts of emergency power.


                                     EGR-1

     6. The provision of Emergency Generator service by Landlord to Tenant shall be subject to Section 9.6 of the Lease.

     7. This Emergency Generator Rider supersedes all prior or contemporaneous understandings, negotiations, or agreements between the parties, whether written or oral, with respect to its subject matter. This Emergency Generator Rider is part of and shall be attached to the Lease.

     8. All terms of the Lease which have not been expressly altered by this Emergency Generator Rider shall remain in full force and effect.

                             PARAMOUNT GROUP, INC.
                      ONE WILSHIRE ARCADE IMPERIAL, LTD.

                           FOURTH AMENDMENT TO LEASE

PARTIES:                     ONE WILSHIRE ARCADE IMPERIAL, LTD.
                             a California Limited Partnership
                             624 South Grand Avenue, Suite 1207
                             Los Angeles, California 90017
                             ("Landlord")

                             PAC-WEST TELECOMM, INC.
                             a California corporation
                             624 South Grand Avenue, Suite 1210
                             Los Angeles, California 90017
                             ("Tenant")

DATE:                        December 8, 1998

PLACE:                       Los Angeles, California

--------------------------------------------------------------------------------
                                   RECITALS

     A. Landlord and Tenant are the parties to a lease dated July 3, 1996, as amended by a Lease Commencement Certificate dated October 23, 1996, a First Amendment to Lease re Telecommunications Conduit dated December 11, 1996, a Second Amendment to Lease re License for Use of Telecommunications Conduit and Special Conduit Interconnection Room dated March 20, 1997, and a Third Amendment to Lease dated April 24, 1998 (collectively, the "Lease"), concerning premises (the "Premises") consisting of Suites 1204 and 1210 and certain roof space in Landlord's office building at 624 South Grand Avenue, Los Angeles, California 90017 (the "Building").

     B. Landlord and Tenant now desire to expand the Premises under the Lease to include Suite 1214 in the Building consisting of approximately 665 rentable square feet ("Suite 1214"). Suite 1214 is more particularly shown on Exhibit A attached hereto.

     C. Landlord is willing to expand the Premises on the terms and conditions set forth in this Fourth Amendment to Lease.

     THEREFORE, Landlord and Tenant hereby amend the Lease in the following particulars only:

                                   AGREEMENT
                                   ---------

     1. Expanded Premises. Effective on the later of January 1, 1999, or the date upon which Landlord tenders possession of Suite 1214 to Tenant (the "Effective Date"), Suite 1214 shall be included as part of the Premises for all purposes under the Lease. Tenant acknowledges that Suite 1214 is presently occupied by another tenant whom Landlord expects will vacate on or before December 31, 1998, but Landlord is making no representation or warranty in that regard.

     Notwithstanding anything to the contrary contained herein, if for any reason Landlord does not tender possession of Suite 1214 to Tenant on or before April 1, 1999, then Tenant shall have the right to cancel this Fourth Amendment to Lease (but not the balance of the Lease) by delivering to Landlord written notice of such cancellation at any time thereafter, provided that Tenant delivers such notice of cancellation to Landlord prior to Landlord's tender of possession of Suite 1214 to Tenant. Such right of cancellation of this Fourth Amendment to Lease shall be Tenant's sole remedy for Landlord's failure to tender possession of Suite 1214. Landlord reserves the right to cancel this Fourth Amendment to Lease prior to the Effective Date in the event of Landlord's failure for any reason to execute an agreement with the existing tenant in Suite 1214 concerning its vacation of Suite 1214 on terms acceptable to Landlord in its sole discretion.

     2. Base Rent for Suite 1214; CPI Increases. Commencing on the Effective Date, Tenant shall pay to Landlord, in addition to the Base Rent owing for the existing Premises, a Base Rent for Suite 1214 in accordance with the following schedule:

                                             Monthly
         Period                             Base Rent
         ------                             ---------
Effective Date to September 30, 2006        $1,773.33

     The Base Rent for Suite 1214 in the above schedule is subject to further adjustment pursuant to the Rent Escalation Rider (concerning changes in the Consumer Price Index) attached to the original Lease in the same fashion that such rider applies to the Base Rent for the original Premises. If possession of Suite 1214 is tendered by Landlord to Tenant after January 1, 1999, the Lease termination date shall nonetheless remain unchanged.

     Base Rent for Suite 1214 for any partial calendar month during which the Effective Date occurs shall be equitably prorated as calculated by Landlord in its reasonable discretion.

     3. Taxes and Operating and Utility Costs for Suite 1214. Effective upon the Effective Date, Tenant shall also be responsible for rent escalations attributable to Suite 1214 as described in

Section 4 of the Original Lease which relates to Real Estate Taxes, Operating Costs and Utility Costs of the Building; provided, however, that (a) Tenant's rent escalations for Suite 1214 pursuant to such Rider shall be calculated separately from the escalations for the balance of the Premises; and (b) the Tenant's "Percentage Share" for purposes of such calculations for Suite 1214 shall be 0.1168%.

     4. Tenant to Take Suite 1214 "As Is". Tenant shall accept Suite 1214 in its "as is" condition existing as of the Effective Date provided, however, that:

     (a) the following items in Suite 1214 are subject to removal by, or upon authorization of, the existing tenant in Suite 1214, or by Landlord: telecommunications switching equipment and attachments, racks, computers HVAC units and any other personal property or trade fixtures of the existing tenant in Suite 1214; and

     (b) Landlord shall remove certain asbestos-containing fireproofing from the structural steel in Suite 1214 and replace it with fireproofing that does not contain asbestos, the extent and scope of such work to be determined by Landlord in its reasonable discretion. Landlord and Tenant shall cooperate in scheduling such work in a manner so as not to interfere with Tenant's operations to the extent reasonably practical (but without obligation on Landlord's part to incur liability for overtime or other premium payments). Prior to the performance by Landlord of any asbestos-related demolition and abatement work, Tenant shall, upon Landlord's request and at Tenant's expense, remove all of Tenant's equipment, furniture and personal property from the work area (as determined by Landlord in its sole discretion). Tenant further acknowledges that during Landlord's performance of such asbestos-related demolition and abatement work, the work area shall be sealed off and access by persons thereto prohibited.

     Except as otherwise provided in subparagraph (b) above, Landlord shall have no obligation for the construction or modification of tenant improvements for Tenant in Suite 1214. In constructing its own tenant improvements to Suite 1214, if any, Tenant shall comply with the other applicable provisions of the Lease (including but not limited to Section 29 of the original Lease) and shall utilize only contractors and subcontractors approved in writing by Landlord for work in the Building.

     5. Brokers. Unless otherwise agreed in writing, if Tenant has dealt with any real estate broker or other person or firm with respect to this Fourth Amendment to Lease, Tenant shall be solely responsible for the payment of any fee due said broker, person or firm and Tenant hereby indemnifies and holds Landlord harmless from and against any liability with respect thereto.

     6. Extension Option. The terms and conditions of the Extension Option Rider to the original Lease shall apply to Suite 1214, in the same fashion as they apply to the original Premises. The options described in such Rider may be exercised by Tenant only as to the entire Premises, including Suite 1214, and if such options are exercised, the rent for Suite 1214 shall be adjusted as provided in such Rider. Therefore, references in the Extension Option Rider to the original Lease shall be deemed to include Suite 1214.

     7. Miscellaneous. This Fourth Amendment to Lease supersedes all prior or contemporaneous understandings, negotiations, or agreements between the parties, whether written or oral, with respect to its subject matter. This Fourth Amendment to Lease is part of and shall be attached as an addendum to the Lease. The Lease, as amended by this Fourth Amendment to Lease, may be further amended only in a writing signed by both Landlord and Tenant. All terms of the Lease which have not been expressly altered by this Fourth Amendment to Lease shall remain in full force and effect.

      8. Exhibits. The following exhibits and riders are attached to and are a part of this Fourth Amendment to Lease:

      EXHIBIT A -- FLOOR PLAN FOR SUITE 1214

      IN WITNESS WHEREOF, the parties have executed this Fourth Amendment to Lease as of the date and the place first written above.


TENANT:                                   PAC-WEST TELECOMM, INC
                                          a California corporation

                                          By: /S/ Richard E. Bryson
                                             ---------------------------
                                            Its: Chief Financial Officer

                                          By:______________________________

                                             Its___________________________


LANDLORD:                                 ONE WILSHIRE ARCADE IMPERIAL, LTD.
                                          a California Limited Partnership
                                          By: Paramount Group, Inc.,
                                              Its Agent


                                          By:_______________________________

                                               Its__________________________

                                          By:_______________________________

                                               Its__________________________

                                   EXHIBIT A








               [FLOOR PLAN OF 12TH FLOOR, ONE WILSHIRE BUILDING,
                  624 SOUTH GRAND AVE, LOS ANGELES, CA 90017]








                            PAC-WEST TELECOM, INC.

                                  Suite 1214

                                 Approximately

                           665 rentable square feet








                                                       SCALE

                                                      0'     25'     50'     75'

                             PARAMOUNT GROUP, INC.
                      ONE WILSHIRE ARCADE IMPERIAL, LTD.

                           FIFTH AMENDMENT TO LEASE


PARTIES:                         ONE WILSHIRE ARCADE IMPERIAL, LTD.
                                 a California Limited Partnership
                                 624 South Grand Avenue, Suite 1207
                                 Los Angeles, California 90017
                                 ("Landlord")

                                 PAC-WEST TELECOMM, INC.
                                 a California corporation
                                 624 South Grand Avenue, Suite 1210
                                 Los Angeles, California 90017
                                 ("Tenant")

DATE:                            December 24, 1998

PLACE:                           Los Angeles, California

--------------------------------------------------------------------------------

                                   RECITALS

     A. Landlord and Tenant are the parties to a lease dated July 2, 1996, as amended by a Lease Commencement Certificate dated October 23, 1996, a First Amendment to Lease re Telecommunications Conduit dated December 11, 1996, a Second Amendment to Lease re License for Use of Telecommunications Conduit and Special Conduit Interconnection Room dated March 20, 1997, a Third Amendment to Lease dated April 24, 1998, and a Fourth Amendment to Lease dated December 8, 1998 (collectively, the "Lease"), concerning premises (the "Premises") consisting of Suites 1204, 1210, and 1214 and certain roof space in Landlord's office building at 624 South Grand Avenue, Los Angeles, California 90017 (the "Building").

     B. Landlord and Tenant now desire to expand the Premises under the Lease to include Suite 1209 in the Building consisting of approximately 653 rentable square feet ("Suite 1209"). Suite 1209 is more particularly shown on Exhibit A attached hereto.

     C. Landlord is willing to expand the Premises on the terms and conditions set forth in this Fifth Amendment to Lease.

     THEREFORE, Landlord and Tenant hereby amend the Lease in the following particulars only:

                                   AGREEMENT

     1. Expanded premises. Effective on the later of January 1, 1999, or the date upon which Landlord tenders possession of Suite 1209 to Tenant (the "Effective Date"), Suite 1209 shall be included as part of the Premises for all purposes under the lease. Tenant acknowledges that Suite 1209 is presently occupied by another tenant whom Landlord expects will vacate on or before December 31, 1998, but Landlord is making no representation or warranty in that regard.

     Notwithstanding anything to the contrary herein, if for any reason Landlord does not tender possession of Suite 1209 to Tenant on or before April 1, 1999, then Tenant shall have the right to cancel this Fifth Amendment to Lease (but not the balance of the Lease) by delivering to Landlord written notice of such cancellation at any time thereafter, provided that Tenant delivers such noticed cancellation to Landlord prior to Landlord's tender of possession of Suite 1209 to Tenant. Such right of cancellation of this Fifth Amendment to Lease shall be Tenant's sole remedy for Landlord's failure to tender possession of Suite 1209. Landlord reserves the right to cancel this Fifth Amendment to Lease prior to the Effective Date in the event of Landlord's failure for any reason to execute an agreement with the existing tenant in Suite 1209 concerning its vacation of Suite 1209 on terms acceptable to Landlord in its sole discretion.

     2. Inducements by Tenant to Existing Tenant of Suite 1209. In order to assist Landlord in including the existing tenant (Paragon Internet Exchange, Inc.) of Suite 1209 to agree to terminate its lease as described in Section 1, Tenant agrees to deliver to Landlord upon the execution of this Agreement the sum of $12,294.90. $4,617.00 of such amount shall be in the form of a check payable to Landlord, and the remaining $7,677.90 shall be in the form of a check payable to Pacific Building Interiors. If such a lease termination agreement is entered by Landlord and the existing tenant of Suite 1209, such sums shall be used to pay such existing Tenant's past-due unpaid rental balance owed to Landlord of $4,617.00 and such existing tenant's unpaid balance f $7,677.90 owed to Pacific Building Interiors for tenant improvement work to Suite 1209. Such $12,294.90 shall be returned to Tenant only if this Amendment is cancelled pursuant to Section 1 above.

     Tenant also agrees to permit such existing tenant, throughout the term of Tenant's lease of Suite 1209 i.e., until September 30, 2006), to license "co-location" space in Suite 1209 for installation of up to five racks for telecommunications equipment. In this regard Tenant shall offer such license to the existing Tenant on the same terms and conditions (including but not limited to monetary terms) which Tenant customarily offers to its other co-location customers for comparable space and service at the time such license agreement is entered.

     3. Base Rent for Suite 1209; CPI Increases. Commencing on the Effective Date, Tenant shall pay to Landlord, in addition to the Base Rent owing for the existing Premises, a Base Rent for Suite 1209 in accordance with the following schedule:

                                               Monthly
              Period                          Base Rent
              ------                          ---------
Effective Date to September 30, 2006          $1,741.33

     The Base Rent for Suite 1209 in the above schedule is subject to further adjustment pursuant to the Rent Escalation Rider (concerning changes in the Consumer Price Index) attached to the original Lease in the same fashion that such rider applies to the Base Rent for the original Premises. If possession of Suite 1209 is tendered by Landlord to Tenant after January 1, 1999, the Lease termination date shall nonetheless remain unchanged.

     Base Rent for Suite 1209 for any partial calendar month during which the Effective Date occurs shall be equitably prorated as calculated by Landlord in its reasonable discretion.

     4. Taxes and Operating and Utility Costs for Suite 1209. Effective upon the Effective Date, Tenant shall also be responsible for rent escalations attributable to Suite 1209 as described in Section 4 of the Original Lease which relates to Real Estate Taxes, Operating Costs and Utility Costs of the Building; provided, however, that (a) Tenant's rent escalations for Suite 1209 pursuant to such Rider shall be calculated separately from the escalations for the balance of the Premises; and (b) the Tenant's "Percentage Shares" for purposes of such calculations for Suite 1209 shall be 0.1147%.

     5. Tenant to Take Suite 1209 "As Is". Tenant shall accept Suite 1209 in its "as is" condition existing as of the Effective Date; provided, however, that the following items in Suite 1209 are subject to removal by, or upon authorization of, the existing tenant in Suite 1209, or by Landlord; telecommunications switching equipment and attachments, racks, computers, HVAC units and any other personal property or trade fixtures of the existing tenant in Suite 1209. Landlord shall have no obligation for the construction or modification of tenant improvements for Tenant in Suite 1209. In constructing its own tenant improvements to Suite 1209, if any, Tenant shall comply with the other applicable provisions of the Lease (including but not limited to Section 29 of the original Lease) and shall utilize only contractors and subcontractors approved in writing by Landlord for work in the Building.

     6. Brokers. Unless otherwise agreed in writing, if Tenant has dealt with any real estate broker or other person or firm with respect to this Fifth Amendment to Lease, Tenant shall be solely responsible for the payment of any fee due said broker, person or firm and Tenant hereby indemnifies and holds Landlord harmless from and against any liability with respect thereto.

     7. Extension Option. The terms and conditions of the Extension Option Rider to the original Lease shall apply to Suite 1209, in the same fashion as they apply to the original Premises. The options described in such Rider may be exercised by Tenant only as to the entire Premises, including Suite 1209, and if such options are exercised, the rent for Suite 1209 shall be adjusted as provided in such Rider. Therefore, references in the Extension Option Rider to the original Lease shall be deemed to include Suite 1209.

     8. Miscellaneous. This Fifth Amendment to Lease supersedes all prior or contemporaneous understandings, negotiations, or agreements between the parties, whether written or oral, with respect to its subject matter. This Fifth Amendment to Lease is part of and shall be attached as an addendum to the Lease. The Lease, as amended by this Fifth Amendment to Lease, may be further amended only in a writing signed by both Landlord and Tenant. All terms of the Lease which have not been expressly altered by this Fifth Amendment to Lease shall remain in full force and effect.

     9. Exhibits. The following exhibits and riders are attached to and are a part of the Fifth Amendment to Lease:

     Exhibit A -- Floor Plan for Suite 1209

     IN WITNESS WHEREOF, the parties have executed this Fifth Amendment to Lease as of the date and at the place first written above.


TENANT:                                PAC-WEST TELECOM, INC.
                                       a California corporation

                                       By: /s/  Richard E. Bryson
                                           ------------------------------

                                           Its Chief Financial Officer
                                               --------------------------

                                       By:
                                           ------------------------------

                                           Its
                                               --------------------------



LANDLORD:                              ONE WILSHIRE ARCADE IMPERIAL, LTD.
                                       a California Limited Partnership
                                       By: Paramount Group, Inc.,
                                           Its Agent

                                       By: /s/ Roger S. Newman
                                           ------------------------------

                                           Its Senior Vice President
                                               --------------------------

                                       By:
                                           ------------------------------

                                           Its
                                               --------------------------

                  [FLOOR PLAN OF ONE WILSHIRE -- 12TH FLOOR]



                                  EXHIBIT A

                            PAC-WEST TELECOMM, INC.
                                  Suite 1209

                                 Approximately
                           653 Rentable Square Feet